UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

Shareholder Letter	2
Management's Discussion of Fund Performance:
Davis Opportunity Fund	3
Davis Government Bond Fund	5
Davis Financial Fund	7
Davis Appreciation & Income Fund	9
Davis Real Estate Fund	11
Fund Overview:
Davis Opportunity Fund	13
Davis Government Bond Fund	15
Davis Government Money Market Fund	16
Davis Financial Fund	17
Davis Appreciation & Income Fund	18
Davis Real Estate Fund	20
Expense Example	22
Schedule of Investments:
Davis Opportunity Fund	25
Davis Government Bond Fund	29
Davis Government Money Market Fund	32
Davis Financial Fund	34
Davis Appreciation & Income Fund	36
Davis Real Estate Fund	40
Statements of Assets and Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets	46
Notes to Financial Statements	48
Financial Highlights	61
Report of Independent Registered Public Accounting Firm	67
Federal Income Tax Information	68
Privacy Notice and Householding	69
Directors and Officers	70

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Form N-Q and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2013

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 12.18% for year ended December 31, 2012. Over the same time period, the Russell 3000® Index (“Index”) returned 16.42%. The Index turned in a strong performance with individual sectors1 within the Index increasing by as much as 27% (Financials) or as little as 2% (Utilities). The sectors within the Index that turned in the strongest performance over the year were Financials and Consumer Discretionary. The sectors within the Index that turned in the weakest performance (but still positive) were Utilities and Energy.

Factors Impacting the Fund’s Performance

Financial companies were the most important contributor2 to the Fund’s absolute performance, but were also the most important detractor from performance relative to the Index. The Fund’s Financial companies under-performed the corresponding sector within the Index, but benefited from a higher relative average weighting in this stronger performing sector. Wells Fargo3 and Berkshire Hathaway were among the most important contributors to performance. CETIP was among the most important detractors from performance.

Consumer Discretionary companies contributed to the Fund’s absolute performance, but detracted from relative performance. The Fund’s Consumer Discretionary companies under-performed the corresponding sector within the Index and had an approximately equal relative average weighting in this stronger performing sector. Walt Disney, Netflix, Vipshop Holdings, and Compagnie Financiere Richemont were among the most important contributors to performance. Groupon was the single most important detractor from performance.

Information Technology companies also contributed to the Fund’s absolute performance, but detracted from relative performance. The Fund’s Information Technology companies under-performed the corresponding sector within the Index and also had a higher relative average weighting. Google was among the most important contributors to performance. Hewlett-Packard, Intel, Angie’s List, and Nokia Oyj were among the most important detractors from performance.

Energy companies were the most important contributor to relative performance. The Fund’s Energy companies out-performed the corresponding sector within the Index and also benefited from a lower relative average weighting in this weaker performing sector.

Consumer Staple companies were also an important contributor to the Fund’s performance. The Fund’s Consumer Staple companies out-performed the corresponding sector within the Index and had a higher relative average weighting. CVS Caremark was among the most important contributors to performance.

The Fund had approximately 11% of its net assets invested in foreign companies at December 31, 2012. As a whole, those companies out-performed the domestic companies held by the Fund.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, manager risk, common stock risk, under $10 billion market capitalization risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Russell 3000® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	12.18%	(0.28)%	7.05%	9.42%	12/01/94	1.02%	1.02%
Class A - with sales charge	6.83%	(1.25)%	6.54%	9.12%	12/01/94	1.02%	1.02%
Class B†, **	7.03%	(1.61)%	6.44%	10.64%	05/01/84	2.01%	2.01%
Class C**	10.23%	(1.07)%	6.22%	4.50%	08/15/97	1.82%	1.82%
Class Y	12.40%	0.01%	7.39%	5.27%	09/18/97	0.77%	0.77%
Russell 3000® Index***	16.42%	2.04%	7.68%	8.75%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.

The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund’s Class A shares returned 0.67% on net asset value for the year ended December 31, 2012. Over the same time period, the Citigroup U.S. Treasury/Agency 1-3 Year Index (“Index”) returned 0.48%. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund’s Performance

Mortgage-backed securities out-performed both treasuries and agencies over the year ended December 31, 2012. The Fund benefited1 by being more heavily invested in mortgage-backed securities than the Index.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: variable current income risk, interest rate sensitivity risk, extension and prepayment risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     A contribution to or detraction from the Fund’s performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.67%	2.47%	2.27%	4.01%	12/01/94	0.70%	0.70%
Class A - with sales charge	(4.13)%	1.47%	1.76%	3.72%	12/01/94	0.70%	0.70%
Class B†, **	(4.17)%	1.20%	1.74%	5.19%	05/01/84	1.63%	1.63%
Class C**	(1.14)%	1.64%	1.47%	2.63%	08/19/97	1.57%	1.57%
Class Y	1.11%	2.64%	2.43%	3.36%	09/01/98	0.44%	0.44%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.48%	2.43%	2.81%	4.59%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance. Investments cannot be made directly in the Index.

The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund’s Class A shares delivered a total return on net asset value of 18.15% for the year ended December 31, 2012. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 16.00%.

Factors Impacting the Fund’s Performance

The Fund’s Financial sector holdings under-performed the corresponding sector1 within the Index, but out-performed the Index as a whole. The Financial sector was the strongest performing sector of the Index. The Fund had a limited amount of assets invested in other sectors, which contributed2 to overall performance.

Diversified Financial companies were the largest contributor to the Fund’s performance. The Fund’s Diversified Financial companies under-performed the corresponding industry group within the Index. American Express3, Visa, Bank of New York Mellon, Brookfield Asset Management, and Goldman Sachs Group were among the most important contributors to performance. Julius Baer Group and First Marblehead were among the most important detractors from performance.

Banking companies were the second largest contributor to the Fund’s performance. The Fund’s Banking companies out-performed the corresponding industry group within the Index. Wells Fargo and State Bank of India were among the most important contributors to performance.

Insurance companies were also an important contributor to the Fund’s performance. The Fund’s Insurance companies under-performed the corresponding industry group within the Index. Transatlantic Holdings and Everest Re Group were among the most important contributors to performance. Transatlantic Holdings was acquired by Alleghany in March of 2012.

Canadian Natural Resources was the single most important detractor from the Fund’s performance during the year. Sino-Forest and Bed Bath & Beyond were also among the most important detractors from the Fund’s performance. The Fund no longer owns Sino-Forest.

The Fund had approximately 21% of its net assets invested in foreign companies at December 31, 2012. As a whole, those companies under-performed the domestic companies held by the Fund.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, financial services risk, focused portfolio risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, interest rate sensitivity risk, credit risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	18.15%	(1.03)%	5.87%	11.21%	05/01/91	0.91%	0.91%
Class A - with sales charge	12.56%	(1.99)%	5.36%	10.96%	05/01/91	0.91%	0.91%
Class B†, **	12.81%	(2.43)%	5.18%	9.57%	12/27/94	2.09%	2.09%
Class C**	16.04%	(1.92)%	4.94%	4.16%	08/12/97	1.84%	1.84%
Class Y	18.33%	(0.91)%	6.02%	6.15%	03/10/97	0.72%	0.72%
S&P 500® Index***	16.00%	1.66%	7.10%	8.50%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund’s Class A shares delivered a total return on net asset value of 8.44% for the year ended December 31, 2012. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 16.00%. Common and preferred stocks strongly out-performed fixed income investments and this accounted for the majority of the Fund’s under-performance versus the Index. The sectors1 within the Index that turned in the strongest performance over the year were Financials and Consumer Discretionary. The sectors within the Index that turned in the weakest performance (but still positive) were Utilities and Energy.

Factors Impacting the Fund’s Performance

The Fund’s common and preferred stock holdings were the most important contributor2 to the Fund’s performance although, on balance, they lagged behind the Index. Financial and Industrial companies were the two most important contributors to the Fund’s performance. The Fund’s Financial and Industrial companies both out-performed the corresponding sectors within the Index. The Fund’s stock holdings in Bank of America3, Citigroup, Quanta Services, and Masco were among the most important contributors to performance.

Among the Fund’s common and preferred stock holdings, Material and Energy companies were the two most important detractors from the Fund’s performance. The Fund’s Material and Energy companies both under-performed the corresponding sectors within the Index. The Fund’s common stock holdings in Molycorp, Nabors Industries, and Devon Energy were among the most important detractors from performance.

The Fund’s corporate and convertible bond holdings contributed to the Fund’s performance, but under-performed the Index. Among the most important contributors to performance were convertible bond holdings in Forest City Enterprises and United Rentals. Among the most important detractors from performance were convertible bond holdings in Allegheny Technologies, School Specialty, Tyson Foods, Molycorp, and Intel.

Other important contributors to the Fund’s performance included common stock holdings in News Corp., Whole Foods Market, Valeant Pharmaceuticals International, and Universal Health Services. Other important detractors from performance included the Fund’s common stock holdings in Kohl’s and School Specialty.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, manager risk, common stock risk, convertible securities risk, under $10 billion market capitalization risk, foreign country risk, headline risk, fees and expenses risk, interest rate sensitivity risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, overburdened issuers risk, priority risk, and difficult to resell risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	8.44%	1.15%	6.54%	8.03%	05/01/92	0.95%	0.95%
Class A - with sales charge	3.30%	0.17%	6.03%	7.77%	05/01/92	0.95%	0.95%
Class B†, **	3.39%	(0.15)%	5.87%	7.48%	02/03/95	1.89%	1.89%
Class C**	6.54%	0.34%	5.65%	3.84%	08/12/97	1.75%	1.75%
Class Y	8.62%	1.38%	6.78%	6.35%	11/13/96	0.75%	0.75%
S&P 500® Index***	16.00%	1.66%	7.10%	8.34%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 16.86% for the year ended December 31, 2012. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 17.55%. The Index’s sub-industries1 turned in a strong performance, increasing by as much as 30% (Industrial REITs) or as little as 2% (Hotels, Resorts & Cruises Lines). Industrial REITs and Retail REITs turned in the strongest performances while Hotels, Resorts & Cruise Lines and Residential REITs turned in the weakest (but still positive) performances.

Factors Impacting the Fund’s Performance

Retail REITs were the most important contributor2 to the Fund’s absolute performance. The Fund’s Retail REITs performed in-line with the corresponding sub-industry within the Index, but a lower relative average weighting in this stronger performing sub-industry detracted from performance relative to the Index. Simon Property Group3 and DDR were among the most important contributors to performance. Taubman Centers was among the weakest performers, turning in a small positive performance.

The Fund had more invested in Office REITs than in any other sub-industry and they were another important contributor to the Fund’s absolute performance. The Fund’s Office REITs out-performed the corresponding sub-industry within the Index, but a higher relative average weighting compared to the Index detracted from relative performance. Coresite Realty, Alexandria Real Estate Equities, and Brandywine Realty Trust were among the most important contributors to performance. DuPont Fabros Technology was among the most important detractors from performance. The Fund no longer owns Coresite Realty.

Other important contributors to the Fund’s performance were Forest City Enterprises, Weyerhaeuser, and DCT Industrial Trust. HCP and LaSalle Hotel Properties detracted from the Fund’s performance. The Fund no longer owns Weyerhaeuser.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, manager risk, common stock risk, concentrated portfolio risk, real estate risk, focused portfolio risk, foreign country risk, under $10 billion market capitalization risk, variable current income risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1     The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2002

Average Annual Total Return for periods ended December 31, 2012

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	16.86%	1.49%	9.81%	10.00%	01/03/94	1.01%	1.01%
Class A - with sales charge	11.31%	0.51%	9.27%	9.72%	01/03/94	1.01%	1.01%
Class B†, **	11.60%	0.03%	9.17%	9.76%	12/27/94	2.11%	2.11%
Class C**	14.90%	0.66%	8.96%	6.83%	08/13/97	1.86%	1.86%
Class Y	17.14%	1.82%	10.19%	9.26%	11/08/96	0.76%	0.76%
S&P 500® Index***	16.00%	1.66%	7.10%	8.13%
Wilshire U.S. Real Estate Securities Index***	17.55%	5.08%	11.65%	10.58%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Stock Holdings)
			Fund	Russell 3000®
Common Stock (U.S.)	82.45%	Information Technology	22.45%	18.12%
Common Stock (Foreign)	11.43%	Insurance	8.99%	3.80%
Stock Warrants	0.62%	Capital Goods	7.73%	8.27%
Short-Term Investments	6.50%	Retailing	7.27%	4.21%
Other Assets & Liabilities	(1.00)%	Health Care	6.64%	12.08%
	100.00%	Food, Beverage & Tobacco	5.70%	5.19%
		Diversified Financials	5.63%	5.93%
		Banks	5.45%	3.31%
		Food & Staples Retailing	5.29%	2.02%
		Transportation	5.12%	1.84%
		Media	4.55%	3.61%
		Other	4.54%	16.56%
		Energy	4.43%	9.91%
		Materials	3.47%	4.06%
		Commercial & Professional Services	2.74%	1.09%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/12 Net Assets)

Google Inc., Class A	Software & Services	7.84%
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	4.85%
Walt Disney Co.	Media	4.30%
PACCAR Inc.	Capital Goods	3.23%
Netflix Inc.	Retailing	3.20%
Wells Fargo & Co.	Commercial Banks	3.15%
Coca-Cola Co.	Food, Beverage & Tobacco	2.88%
Nielsen Holdings N.V.	Commercial & Professional Services	2.59%
Kuehne & Nagel International AG	Transportation	2.53%
Sigma-Aldrich Corp.	Materials	2.53%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2012

New Positions Added (01/01/12-12/31/12)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/12 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/12 Net Assets
Air Products and Chemicals, Inc.	Materials	03/22/12	0.75%
Angie's List Inc.	Software & Services	05/15/12	1.48%
Brazil Pharma S.A.	Food & Staples Retailing	06/22/12	1.10%
CETIP S.A. - Mercados Organizados	Capital Markets	02/28/12	0.70%
Cummins Inc.	Capital Goods	06/14/12	0.60%
Diageo PLC	Food, Beverage & Tobacco	05/24/12	0.60%
Expeditors International of Washington, Inc.	Transportation	04/05/12	1.35%
Noble Energy, Inc.	Energy	06/14/12	0.44%
Nokia Oyj, ADR	Technology Hardware & Equipment	01/13/12	0.41%
Plains Exploration & Production Co.	Energy	06/14/12	–
Tiffany & Co.	Retailing	01/23/12	1.30%
Vipshop Holdings Ltd., ADS	Retailing	03/23/12	0.88%

Positions Closed (01/01/12-12/31/12)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
ABB Ltd., ADR	Capital Goods	04/17/12	$420,259
Alleghany Corp.	Reinsurance	10/18/12	2,417,690
Banco Santander Brasil S.A., ADS	Commercial Banks	02/22/12	(469,343)
Bank of New York Mellon Corp.	Capital Markets	02/22/12	(3,915,955)
Bankrate Inc.	Software & Services	02/02/12	1,635,199
Blount International, Inc.	Capital Goods	05/24/12	915,940
Expedia, Inc.	Retailing	03/13/12	1,389,379
Grupo Televisa S.A.B., ADR	Media	06/08/12	(257,195)
News Corp., Class A	Media	08/21/12	1,191,788
Pentair, Inc.	Capital Goods	04/17/12	721,358
Plains Exploration & Production Co.	Energy	12/05/12	352,143
RPX Corp.	Commercial & Professional Services	04/24/12	(809,022)
Schindler Holding AG - Participation Certificate	Capital Goods	05/22/12	247,414
Sherwin-Williams Co.	Materials	04/24/12	4,290,874
Sino-Forest Corp.	Materials	07/10/12	(17,371,319)
Transatlantic Holdings, Inc.	Reinsurance	03/06/12	144,063
TripAdvisor Inc.	Retailing	03/01/12	969,047
Visa Inc., Class A	Diversified Financial Services	02/17/12	388,596

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Fixed Income)

Fixed Income	95.44%	Collateralized Mortgage Obligations	75.26%
Short-Term Investments	3.85%	Fannie Mae Mortgage Pools	19.72%
Other Assets & Liabilities	0.71%	Freddie Mac Mortgage Pools	2.28%
	100.00%	Ginnie Mae Mortgage Pools	2.26%
		Government Agency Notes	0.28%
		Other Agencies	0.20%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/12 Net Assets)

Fannie Mae, 2.50%, 11/01/22, Pool No. AQ4765	Fannie Mae Mortgage Pools	3.43%
Ginnie Mae, 2.00%, 11/16/27	Collateralized Mortgage Obligations	3.40%
Fannie Mae, 2.00%, 01/25/28	Collateralized Mortgage Obligations	3.39%
Freddie Mac, 4.00%, 12/15/40	Collateralized Mortgage Obligations	3.34%
Fannie Mae, 3.50%, 12/25/31	Collateralized Mortgage Obligations	3.32%
Freddie Mac, 4.50%, 02/15/19	Collateralized Mortgage Obligations	3.11%
Freddie Mac, 3.00%, 03/15/26	Collateralized Mortgage Obligations	2.95%
Freddie Mac, 4.00%, 01/15/38	Collateralized Mortgage Obligations	2.87%
Ginnie Mae, 3.536%, 09/16/35	Collateralized Mortgage Obligations	2.58%
Ginnie Mae, 2.7166%, 02/16/44	Collateralized Mortgage Obligations	2.52%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2012

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Portfolio Holdings)

Repurchase Agreements	36.73%	0-30 Days	76.24%
Federal Home Loan Bank	31.87%	31-90 Days	9.47%
Federal Farm Credit Bank	8.15%	91-180 Days	10.79%
Freddie Mac	7.02%	181-397 Days	3.50%
Private Export Funding	5.51%		100.00%
Fannie Mae	2.46%
Other Agencies	0.70%
FDIC Structured Sale Guaranteed Notes	0.37%
Other Assets & Liabilities	7.19%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Stock Holdings)
			Fund	S&P 500®
Common Stock (U.S.)	79.29%	Diversified Financials	42.90%	6.45%
Common Stock (Foreign)	21.23%	Insurance	29.45%	3.99%
Other Assets & Liabilities	(0.52)%	Banks	17.78%	2.84%
	100.00%	Energy	3.15%	10.94%
		Food & Staples Retailing	2.95%	2.35%
		Information Technology	2.36%	18.96%
		Retailing	1.41%	4.13%
		Health Care	–	12.38%
		Capital Goods	–	7.80%
		Food, Beverage & Tobacco	–	5.91%
		Other	–	24.25%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/12 Net Assets)

American Express Co.	Consumer Finance	10.81%
Wells Fargo & Co.	Commercial Banks	9.06%
Bank of New York Mellon Corp.	Capital Markets	5.97%
State Bank of India Ltd., GDR	Commercial Banks	5.90%
Markel Corp.	Property & Casualty Insurance	5.66%
Loews Corp.	Multi-line Insurance	5.62%
Oaktree Capital Group LLC, Class A	Capital Markets	5.21%
Julius Baer Group Ltd.	Capital Markets	5.01%
Alleghany Corp.	Reinsurance	4.91%
American International Group, Inc.	Multi-line Insurance	4.89%

New Positions Added (01/01/12-12/31/12)
(Highlighted positions are those greater than 4.00% of the Fund’s 12/31/12 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/12 Net Assets
American International Group, Inc.	Multi-line Insurance	10/24/12	4.89%
Google Inc., Class A	Software & Services	04/16/12	2.37%
PNC Financial Services Group, Inc.	Commercial Banks	01/18/12	–

Positions Closed (01/01/12-12/31/12)
(Gains and losses greater than $5,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain(Loss)
Banco Santander Brasil S.A., ADS	Commercial Banks	02/22/12	$(393,965)
PNC Financial Services Group, Inc.	Commercial Banks	02/22/12	145,235
RHJ International	Diversified Financial Services	02/15/12	(239,129)
RHJ International, 144A	Diversified Financial Services	02/23/12	(5,448,303)
Sino-Forest Corp.	Materials	07/10/12	(13,924,031)
T. Rowe Price Group Inc.	Capital Markets	02/24/12	1,198,892
Transatlantic Holdings, Inc.	Reinsurance	03/06/12	1,071,207

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Long-Term Portfolio)
			Fund	S&P 500®
Common Stock (U.S.)	61.11%	Materials	13.69%	3.61%
Common Stock (Foreign)	3.20%	Capital Goods	13.11%	7.80%
Convertible Bonds	26.89%	Diversified Financials	10.35%	6.45%
Convertible Preferred Stock	6.14%	Energy	10.26%	10.94%
Corporate Bonds (U.S.)	2.08%	Real Estate	9.14%	2.25%
Corporate Bonds (Foreign)	0.32%	Information Technology	8.90%	18.96%
Other Assets & Liabilities	0.26%	Health Care	7.30%	12.38%
	100.00%	Food Beverage & Tobacco	5.84%	5.91%
		Retailing	5.70%	4.13%
		Utilities	4.03%	3.42%
		Commercial & Professional Services	3.04%	0.67%
		Media	2.82%	3.54%
		Food & Staples Retailing	2.39%	2.35%
		Consumer Services	1.81%	1.86%
		Other	1.62%	15.73%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/12 Net Assets)

Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	Food, Beverage & Tobacco	4.40%
Citigroup Inc.	Diversified Financial Services	4.33%
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	4.07%
Quanta Services, Inc.	Capital Goods	4.02%
Kohl's Corp.	Retailing	3.93%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	3.76%
Transocean Ltd.	Energy	3.69%
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	Real Estate	3.55%
Devon Energy Corp.	Energy	3.49%
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	Capital Goods	3.45%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2012

New Positions Added (01/01/12-12/31/12)
(Highlighted positions are those greater than 1.50% of the Fund’s 12/31/12 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/12 Net Assets
Molycorp, Inc.	Materials	01/13/12	0.63%
Molycorp, Inc., 144A Sr. Notes,
10.00%, 06/01/20	Materials	05/18/12	0.81%
Molycorp, Inc., Conv. Sr. Notes,
3.25%, 06/15/16	Materials	03/26/12	1.41%
Molycorp, Inc., Conv. Sr. Notes,
6.00%, 09/01/17	Materials	08/17/12	1.56%

Positions Closed (01/01/12-12/31/12)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Best Buy Co., Inc., Conv. Sub.,
2.25%, 01/15/22	Retailing	01/17/12	$(364,129)
Citigroup Capital XII, 8.50%, TRUPS, Pfd.	Diversified Financial Services	06/13/12	64,801
Forest City Enterprises, Inc., Class A	Real Estate	03/01/12	1,421,792
Sealed Air Corp.	Materials	08/17/12	(3,666,237)
Transocean Inc., Conv. Sr. Notes,
1.50%, 12/15/37	Energy	12/17/12	285,831
United Rentals Trust I, 6.50%, Conv. Pfd.	Capital Goods	02/08/12	747,165

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/12 Net Assets)		(% of 12/31/12 Long-Term Portfolio)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock	81.58%	Office REITs	29.01%	14.55%
Preferred Stock	9.56%	Residential REITs	22.09%	18.31%
Convertible Bonds	3.67%	Specialized REITs	18.16%	27.82%
Short-Term Investments	5.14%	Retail REITs	16.95%	25.72%
Other Assets & Liabilities	0.05%	Industrial REITs	6.50%	5.04%
	100.00%	Real Estate Operating Companies	3.82%	1.55%
		Diversified REITs	3.47%	6.65%
		Hotels, Resorts & Cruise Lines	–	0.36%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/12 Net Assets)

American Campus Communities, Inc.	Residential REITs	5.25%
Simon Property Group, Inc.	Retail REITs	5.03%
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Cum. Conv. Pfd.	Office REITs	4.76%
Rayonier Inc.	Specialized REITs	3.48%
Vornado Realty Trust	Diversified REITs	3.29%
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29	Office REITs	3.12%
AvalonBay Communities, Inc.	Residential REITs	3.11%
Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	3.07%
Digital Realty Trust, Inc.	Office REITs	3.02%
Ventas, Inc.	Specialized REITs	2.85%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2012

New Positions Added (01/01/12-12/31/12)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/12 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/12 Net Assets
American Tower Corp.	Specialized REITs	01/05/12	1.75%
BRE Properties, Inc.	Residential REITs	11/01/12	2.58%
DuPont Fabros Technology Inc.,
7.625%, Series B, Pfd.	Office REITs	01/13/12	0.42%
Home Properties, Inc.	Residential REITs	04/23/12	1.00%
Host Hotels & Resorts Inc.	Specialized REITs	01/13/12	2.51%
LaSalle Hotel Properties	Specialized REITs	07/20/12	1.65%
Potlatch Corp.	Specialized REITs	04/27/12	–
Prologis, Inc.	Industrial REITs	01/06/12	–
Sunstone Hotel Investors, Inc.	Specialized REITs	01/13/12	–
Taubman Centers, Inc.	Retail REITs	06/25/12	1.02%
Taubman Centers, Inc., 6.50%, Series J, Pfd.	Retail REITs	08/03/12	0.35%
Weyerhaeuser Co.	Specialized REITs	04/27/12	–

Positions Closed (01/01/12-12/31/12)
(Gains and losses greater than $1,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Coresite Realty Corp.	Office REITs	10/15/12	$3,447,192
CubeSmart	Specialized REITs	06/29/12	193,760
Plum Creek Timber Co., Inc.	Specialized REITs	06/27/12	(45,741)
Potlatch Corp.	Specialized REITs	09/17/12	311,370
Prologis, Inc.	Industrial REITs	05/17/12	939,942
SL Green Operating Partnership L.P., 144A
Conv. Sr. Notes, 3.00%, 03/30/27	Office REITs	03/30/12	16,075
Sunstone Hotel Investors, Inc.	Specialized REITs	06/08/12	305,455
Weyerhaeuser Co.	Specialized REITs	10/03/12	2,787,321

DAVIS SERIES, INC.	Expense Example

Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2012.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/12)	(12/31/12)	(07/01/12-12/31/12)

Davis Opportunity Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,072.10	$5.21
Hypothetical	$1,000.00	$1,020.11	$5.08
Class B (annualized expense ratio 2.00%**)
Actual	$1,000.00	$1,066.16	$10.39
Hypothetical	$1,000.00	$1,015.08	$10.13
Class C (annualized expense ratio 1.81%**)
Actual	$1,000.00	$1,067.58	$9.41
Hypothetical	$1,000.00	$1,016.04	$9.17
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,073.28	$3.80
Hypothetical	$1,000.00	$1,021.47	$3.71

Davis Government Bond Fund
Class A (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,003.80	$3.68
Hypothetical	$1,000.00	$1,021.47	$3.71
Class B (annualized expense ratio 1.65%**)
Actual	$1,000.00	$1,000.00	$8.30
Hypothetical	$1,000.00	$1,016.84	$8.36
Class C (annualized expense ratio 1.58%**)
Actual	$1,000.00	$1,000.00	$7.94
Hypothetical	$1,000.00	$1,017.19	$8.01
Class Y (annualized expense ratio 0.44%**)
Actual	$1,000.00	$1,007.06	$2.22
Hypothetical	$1,000.00	$1,022.92	$2.24

Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.21%**)
Actual	$1,000.00	$1,000.00	$1.06
Hypothetical	$1,000.00	$1,024.08	$1.07

Davis Financial Fund
Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,074.32	$4.69
Hypothetical	$1,000.00	$1,020.61	$4.57
Class B (annualized expense ratio 2.05%**)
Actual	$1,000.00	$1,067.73	$10.66
Hypothetical	$1,000.00	$1,014.83	$10.38
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$1,068.89	$9.52
Hypothetical	$1,000.00	$1,015.94	$9.27
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,075.02	$3.70
Hypothetical	$1,000.00	$1,021.57	$3.61

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/12)	(12/31/12)	(07/01/12-12/31/12)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,029.05	$4.79
Hypothetical	$1,000.00	$1,020.41	$4.77
Class B (annualized expense ratio 1.89%**)
Actual	$1,000.00	$1,023.93	$9.62
Hypothetical	$1,000.00	$1,015.63	$9.58
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,024.69	$8.91
Hypothetical	$1,000.00	$1,016.34	$8.87
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$1,029.79	$3.83
Hypothetical	$1,000.00	$1,021.37	$3.81

Davis Real Estate Fund
Class A (annualized expense ratio 1.03%**)
Actual	$1,000.00	$1,023.72	$5.24
Hypothetical	$1,000.00	$1,019.96	$5.23
Class B (annualized expense ratio 2.07%**)
Actual	$1,000.00	$1,018.12	$10.50
Hypothetical	$1,000.00	$1,014.73	$10.48
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$1,019.42	$9.34
Hypothetical	$1,000.00	$1,015.89	$9.32
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,025.08	$3.77
Hypothetical	$1,000.00	$1,021.42	$3.76

Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (93.88%)
CONSUMER DISCRETIONARY – (13.41%)
Consumer Durables & Apparel – (2.24%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	67,940	$5,332,985
Hunter Douglas N.V. (Netherlands)	74,311	2,904,377
		8,237,362
Media – (4.30%)
Walt Disney Co.	316,790	15,772,974
Retailing – (6.87%)
Groupon, Inc. *	1,117,620	5,448,397
Netflix Inc. *	126,770	11,759,185
Tiffany & Co.	83,500	4,787,890
Vipshop Holdings Ltd., ADS (China)*	180,040	3,211,914
		25,207,386
	Total Consumer Discretionary	49,217,722
CONSUMER STAPLES – (11.77%)
Food & Staples Retailing – (5.00%)
Brazil Pharma S.A. (Brazil)	574,600	4,041,143
CVS Caremark Corp.	45,680	2,208,628
Sysco Corp.	211,420	6,693,557
Wal-Mart Stores, Inc.	78,970	5,388,123
		18,331,451
Food, Beverage & Tobacco – (5.38%)
Coca-Cola Co.	291,260	10,558,175
Diageo PLC (United Kingdom)	75,787	2,207,418
Heineken Holding N.V. (Netherlands)	17,065	939,644
Kellogg Co.	70,700	3,948,595
Philip Morris International Inc.	25,150	2,103,546
		19,757,378
Household & Personal Products – (1.39%)
Procter & Gamble Co.	75,200	5,105,328
	Total Consumer Staples	43,194,157
ENERGY – (4.18%)
Exxon Mobil Corp.	79,480	6,878,994
Noble Energy, Inc.	16,000	1,627,840
Schlumberger Ltd.	98,720	6,840,309
	Total Energy	15,347,143
FINANCIALS – (18.34%)
Banks – (4.53%)
Commercial Banks – (4.53%)
U.S. Bancorp	157,580	5,033,105
Wells Fargo & Co.	338,630	11,574,374
		16,607,479
Diversified Financials – (5.32%)
Capital Markets – (3.92%)
CETIP S.A. - Mercados Organizados (Brazil)	207,500	2,573,101
Charles Schwab Corp.	304,410	4,371,328

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2012

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Capital Markets – (Continued)
Oaktree Capital Group LLC, Class A	164,077	$7,463,863
		14,408,292
Diversified Financial Services – (1.40%)
JPMorgan Chase & Co.	116,570	5,125,583
		19,533,875
Insurance – (8.49%)
Multi-line Insurance – (0.73%)
Loews Corp.	66,040	2,691,130
Property & Casualty Insurance – (7.76%)
Berkshire Hathaway Inc., Class B *	198,361	17,792,981
Chubb Corp.	46,600	3,509,912
Markel Corp. *	16,535	7,166,600
		28,469,493
		31,160,623
	Total Financials	67,301,977
HEALTH CARE – (6.28%)
Health Care Equipment & Services – (2.90%)
IDEXX Laboratories, Inc. *	53,740	4,986,534
Medtronic, Inc.	137,450	5,638,199
		10,624,733
Pharmaceuticals, Biotechnology & Life Sciences – (3.38%)
Agilent Technologies, Inc.	19,104	782,118
Eli Lilly and Co.	105,020	5,179,586
Johnson & Johnson	76,530	5,364,753
Techne Corp.	15,630	1,067,764
		12,394,221
	Total Health Care	23,018,954
INDUSTRIALS – (14.74%)
Capital Goods – (7.31%)
3M Co.	31,430	2,918,275
Cummins Inc.	20,300	2,199,505
Deere & Co.	48,840	4,220,753
Emerson Electric Co.	106,150	5,621,704
PACCAR Inc.	262,180	11,849,225
		26,809,462
Commercial & Professional Services – (2.59%)
Nielsen Holdings N.V. *	310,150	9,487,489
Transportation – (4.84%)
Expeditors International of Washington, Inc.	124,900	4,939,171
FedEx Corp.	38,520	3,533,054
Kuehne & Nagel International AG (Switzerland)	77,076	9,292,214
		17,764,439
	Total Industrials	54,061,390

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2012

	Shares/Units/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (21.22%)
Semiconductors & Semiconductor Equipment – (3.21%)
Intel Corp.	174,710	$3,605,141
Texas Instruments Inc.	264,110	8,175,525
		11,780,666
Software & Services – (16.97%)
Angie's List Inc. *	452,315	5,420,995
Automatic Data Processing, Inc.	49,370	2,814,584
Google Inc., Class A *	40,573	28,779,037
International Business Machines Corp.	24,064	4,609,459
Microsoft Corp.	310,320	8,293,302
Oracle Corp.	145,510	4,849,848
SAP AG, ADR (Germany)	41,331	3,322,186
Youku Tudou Inc., ADR (China)*	229,420	4,184,621
		62,274,032
Technology Hardware & Equipment – (1.04%)
Hewlett-Packard Co.	161,834	2,306,134
Nokia Oyj, ADR (Finland)	376,550	1,487,373
		3,793,507
	Total Information Technology	77,848,205
MATERIALS – (3.28%)
Air Products and Chemicals, Inc.	32,850	2,760,057
Sigma-Aldrich Corp.	126,170	9,283,589
	Total Materials	12,043,646
TELECOMMUNICATION SERVICES – (0.66%)
America Movil S.A.B. de C.V., Series L, ADR (Mexico)	105,120	2,432,477
	Total Telecommunication Services	2,432,477
TOTAL COMMON STOCK – (Identified cost $296,873,181)		344,465,671
STOCK WARRANTS – (0.62%)
FINANCIALS – (0.62%)
Banks – (0.62%)
Commercial Banks – (0.62%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	229,020	2,290,200
TOTAL STOCK WARRANTS – (Identified cost $1,832,211)		2,290,200
SHORT-TERM INVESTMENTS – (6.50%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 01/02/13, dated 12/31/12, repurchase value of $10,369,104 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 04/01/42-11/01/42, total market value $10,576,380)	$10,369,000	10,369,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/02/13, dated 12/31/12, repurchase value of $13,497,202 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/20/40-10/15/40, total market value $13,766,940)	13,497,000	13,497,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $23,866,000)		23,866,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2012

	Total Investments – (101.00%) – (Identified cost $322,571,392) – (a)	$370,621,871
	Liabilities Less Other Assets – (1.00%)	(3,681,704)
	Net Assets – (100.00%)	$366,940,167
ADR: American Depositary Receipt
ADS: American Depositary Share
*	Non-Income producing security.
(a)	Aggregate cost for federal income tax purposes is $331,117,827. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$57,699,809
	Unrealized depreciation	(18,195,765)
	Net unrealized appreciation	$39,504,044
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2012

	Principal	Value (Note 1)
GOVERNMENT AGENCY NOTES – (0.26%)
Fannie Mae, 4.00%, 01/28/13	$400,000	$401,132
TOTAL GOVERNMENT AGENCY NOTES – (Identified cost $400,207)		401,132
MORTGAGES – (94.99%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (71.82%)
Fannie Mae, 4.50%, 01/25/14	42,553	43,245
Fannie Mae, 5.00%, 03/25/18	893,204	910,249
Fannie Mae, 4.00%, 01/25/19	508,958	526,468
Fannie Mae, 4.00%, 02/25/19	1,238,945	1,310,618
Fannie Mae, 4.00%, 07/25/23	1,271,985	1,328,964
Fannie Mae, 4.00%, 11/25/23	952,397	994,864
Fannie Mae, 2.00%, 01/25/28	5,000,000	5,127,685
Fannie Mae, 3.50%, 12/25/31	4,775,844	5,016,233
Fannie Mae, 3.50%, 09/25/36	785,651	813,193
Fannie Mae, 0.4097%, 02/25/37 (a)	101,572	100,520
Fannie Mae, 0.4597%, 03/25/37 (a)	959,957	958,724
Fannie Mae, 0.5597%, 07/25/37 (a)	921,185	919,292
Fannie Mae, 0.7097%, 06/25/38 (a)	478,896	481,538
Fannie Mae, 4.50%, 12/25/41	772,592	833,826
Fannie Mae Whole Loan, 5.31%, 08/25/33	306,628	314,136
Fannie Mae Whole Loan, 5.09%, 11/25/43	3,129,823	3,316,645
Fannie Mae Whole Loan, 6.2468%, 08/25/47 (a)	613,546	718,307
Freddie Mac, 3.50%, 01/15/18	171,074	176,227
Freddie Mac, 4.50%, 05/15/18	2,704,455	2,871,521
Freddie Mac, 4.50%, 07/15/18	788,048	838,020
Freddie Mac, 4.00%, 10/15/18	2,647,712	2,799,950
Freddie Mac, 4.50%, 02/15/19	4,390,000	4,702,389
Freddie Mac, 5.00%, 05/15/19	44,286	44,972
Freddie Mac, 4.50%, 09/15/23	1,092,624	1,151,800
Freddie Mac, 3.50%, 02/15/24	1,945,005	2,026,400
Freddie Mac, 1.30%, 03/15/24 (a)	2,438,238	2,493,938
Freddie Mac, 3.50%, 07/15/24	1,219,819	1,276,098
Freddie Mac, 5.00%, 01/15/25	2,000,000	2,227,333
Freddie Mac, 3.50%, 04/15/25	1,785,529	1,880,552
Freddie Mac, 3.00%, 12/15/25	2,075,424	2,177,915
Freddie Mac, 4.00%, 01/15/26	2,540,838	2,734,579
Freddie Mac, 3.00%, 03/15/26	4,238,920	4,466,779
Freddie Mac, 4.00%, 01/15/28	2,113,883	2,206,065
Freddie Mac, 4.50%, 04/15/32	1,682,762	1,732,625
Freddie Mac, 5.00%, 01/15/34	832,858	841,615
Freddie Mac, 4.50%, 08/15/36	1,512,119	1,607,982
Freddie Mac, 4.00%, 03/15/37	3,486,407	3,679,892
Freddie Mac, 0.609%, 11/15/37 (a)	3,222,722	3,240,367
Freddie Mac, 4.00%, 01/15/38	4,149,047	4,341,179
Freddie Mac, 3.00%, 06/15/39	662,354	699,764

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2012

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS – (CONTINUED)
Freddie Mac, 2.50%, 09/15/40	$1,037,545	$1,068,004
Freddie Mac, 4.00%, 12/15/40	4,662,371	5,056,258
Freddie Mac Structured Pass-Through, 6.50%, 02/25/43	712,612	855,615
Ginnie Mae, 4.50%, 10/20/20	131,816	132,588
Ginnie Mae, 2.00%, 11/16/27	4,977,341	5,140,044
Ginnie Mae, 4.00%, 11/20/30	645,416	654,060
Ginnie Mae, 4.00%, 05/20/33	3,502,243	3,676,077
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,573,842
Ginnie Mae, 3.536%, 09/16/35	3,745,502	3,909,241
Ginnie Mae, 3.421%, 11/16/35	3,138,900	3,249,620
Ginnie Mae, 5.2176%, 12/16/36 (a)	579,552	621,171
Ginnie Mae, 6.1266%, 04/20/37 (a)	2,700,318	3,059,839
Ginnie Mae, 3.00%, 06/20/38	1,832,263	1,905,897
Ginnie Mae, 2.7166%, 02/16/44	3,648,951	3,810,876
Total Collateralized Mortgage Obligations		108,645,601
FANNIE MAE POOLS – (18.83%)
4.564%, 01/01/15, Pool No. 725788	1,064,041	1,110,925
6.00%, 09/01/17, Pool No. 665776	894,686	955,797
4.50%, 03/01/18, Pool No. AJ0354	1,240,801	1,306,511
5.00%, 03/01/18, Pool No. 357369	349,452	379,076
4.50%, 08/01/18, Pool No. 254833	746,365	799,012
4.00%, 01/01/19, Pool No. 976841	539,349	579,045
3.50%, 01/01/21, Pool No. MA0629	1,833,259	1,959,017
2.50%, 11/01/22, Pool No. AQ4765	4,957,534	5,184,033
4.00%, 07/01/25, Pool No. AD7151	1,565,975	1,675,589
2.50%, 10/01/27, Pool No. AP9869	3,489,966	3,669,228
6.50%, 07/01/32, Pool No. 635069	100,251	110,755
1.894%, 10/01/32, Pool No. 648917 (b)	742,957	763,570
2.183%, 05/01/35, Pool No. 826242 (b)	409,870	424,711
2.994%, 01/01/36, Pool No. 848973 (b)	349,132	381,491
5.617%, 04/01/36, Pool No. 851605 (b)	437,467	468,219
5.751%, 08/01/37, Pool No. AL2409 (b)	2,786,780	3,088,969
6.00%, 09/01/37, Pool No. 888796	548,143	599,434
6.50%, 09/01/37, Pool No. AA0924	1,441,916	1,655,916
6.172%, 10/01/37, Pool No. AL1846 (b)	3,065,286	3,365,006
Total Fannie Mae Pools		28,476,304
FREDDIE MAC POOLS – (2.18%)
5.50%, 12/01/18, Pool No. G11684	503,764	540,959
5.50%, 06/01/22, Pool No. G12688	327,656	350,927
4.00%, 05/01/24, Pool No. J09596	1,322,494	1,402,932
2.496%, 12/01/34, Pool No. 1H1238 (b)	299,265	320,268
2.85%, 04/01/36, Pool No. 848422 (b)	635,268	679,143
Total Freddie Mac Pools		3,294,229

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2012

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
GINNIE MAE POOLS – (2.16%)
5.00%, 10/20/40, Pool No. 783539	$3,040,979	$3,269,893
	Total Ginnie Mae Pools	3,269,893
TOTAL MORTGAGES – (Identified cost $142,147,706)		143,686,027
OTHER AGENCIES – (0.19%)
Housing Urban Development, 6.00%, 08/01/20	280,000	281,993
TOTAL OTHER AGENCIES – (Identified cost $280,000)		281,993
SHORT-TERM INVESTMENTS – (3.85%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 01/02/13, dated 12/31/12, repurchase value of $2,531,025 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 04/01/42-11/01/42, total market value $2,581,620)	2,531,000	2,531,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/02/13, dated 12/31/12, repurchase value of $3,294,049 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/20/40-10/15/40, total market value $3,359,880)	3,294,000	3,294,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,825,000)		5,825,000
Total Investments – (99.29%) – (Identified cost $148,652,913) – (c)		150,194,152
Other Assets Less Liabilities – (0.71%)		1,072,658
	Net Assets – (100.00%)	$151,266,810

(a)
The interest rates on floating rate securities, shown as of December 31, 2012, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2012, may change daily or less frequently and are based on indices of market interest rates.
(c)	Aggregate cost for federal income tax purposes is $148,652,913. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$1,781,597
	Unrealized depreciation	(240,358)
Net unrealized appreciation		$1,541,239
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2012

	Principal	Value (Note 1)
FANNIE MAE – (2.46%)
3.625%, 02/12/13	$1,205,000	$1,209,743
4.375%, 03/15/13	1,679,000	1,693,411
4.00%, 03/18/13	2,000,000	2,016,286
0.35%, 10/25/13 (a)	1,500,000	1,502,665
TOTAL FANNIE MAE – (Identified cost $6,422,105)		6,422,105
FDIC STRUCTURED SALE GUARANTEED NOTES – (0.37%)
Series 2010-L3, Class A-2, 144A, 0.2973%, 01/07/13 (b)(c)	950,000	949,954
TOTAL FDIC STRUCTURED SALE GUARANTEED NOTES – (Identified cost $949,954)		949,954
FEDERAL FARM CREDIT BANK – (8.15%)
4.86%, 01/02/13	1,340,000	1,340,169
0.2603%, 01/25/13 (a)	500,000	500,078
0.176%, 01/28/13 (a)	5,000,000	4,999,595
0.196%, 02/20/13 (a)	2,150,000	2,150,060
0.196%, 02/21/13 (a)	2,500,000	2,500,000
0.25%, 07/23/13	4,000,000	3,999,928
0.1617%, 07/29/13 (a)	1,600,000	1,599,910
0.1835%, 08/01/13 (a)	4,210,000	4,210,509
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $21,300,249)		21,300,249
FEDERAL HOME LOAN BANK – (31.87%)
0.17%, 01/23/13	7,000,000	7,000,033
0.24%, 01/25/13 (a)	4,500,000	4,500,327
5.126%, 02/28/13	5,000,000	5,038,563
0.25%, 03/28/13	3,500,000	3,499,843
0.1828%, 04/12/13 (a)	4,500,000	4,499,966
0.14%, 04/26/13 (a)	6,000,000	5,999,980
0.14%, 05/15/13 (a)	4,500,000	4,499,831
0.14%, 06/18/13 (a)	4,700,000	4,700,000
0.125%, 06/28/13	5,000,000	4,997,740
0.12%, 07/12/13 (a)	3,500,000	3,499,812
0.246%, 07/22/13 (a)	4,500,000	4,500,997
0.24%, 08/01/13 (a)	3,300,000	3,302,245
0.22%, 08/22/13 (a)	4,500,000	4,499,713
0.125%, 08/23/13	4,500,000	4,497,983
0.22%, 09/04/13 (a)	3,200,000	3,200,000
0.22%, 09/06/13 (a)	5,500,000	5,500,000
0.141%, 09/10/13 (a)	4,500,000	4,500,134
0.17%, 11/15/13 (a)	1,330,000	1,330,350
0.165%, 01/03/14 (a)	3,700,000	3,697,110
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $83,264,627)		83,264,627

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2012

	Principal	Value (Note 1)
FREDDIE MAC – (7.02%)
1.375%, 01/09/13	$1,437,000	$1,437,366
0.28%, 01/10/13 (a)	2,850,000	2,850,119
0.34%, 01/24/13 (a)	1,640,000	1,640,063
0.1716%, 03/28/13 (c)	1,290,000	1,289,471
0.75%, 03/28/13	1,870,000	1,872,677
1.72%, 04/11/13	4,500,000	4,519,426
4.00%, 06/12/13	2,200,000	2,237,041
0.1845%, 11/04/13 (a)	2,500,000	2,499,903
	TOTAL FREDDIE MAC – (Identified cost $18,346,066)	18,346,066
OTHER AGENCIES – (0.70%)
FICO Strip, 0.2898%, 03/26/13 (c)	1,834,000	1,832,779
	TOTAL OTHER AGENCIES – (Identified cost $1,832,779)	1,832,779
PRIVATE EXPORT FUNDING – (5.51%)
Private Export Funding Corp., 3.55%, 04/15/13	14,260,000	14,394,822
	TOTAL PRIVATE EXPORT FUNDING – (Identified cost $14,394,822)	14,394,822
REPURCHASE AGREEMENTS – (36.73%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 01/02/13, dated 12/31/12, repurchase value of $41,685,417 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 04/01/42-11/01/42, total market value $42,518,700)	41,685,000	41,685,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/02/13, dated 12/31/12, repurchase value of $54,263,814 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/20/40-10/15/40, total market value $55,348,260)	54,263,000	54,263,000
	TOTAL REPURCHASE AGREEMENTS – (Identified cost $95,948,000)	95,948,000
	Total Investments – (92.81%) – (Identified cost $242,458,602) – (d)	242,458,602
	Other Assets Less Liabilities – (7.19%)	18,785,685
Net Assets – (100.00%)		$261,244,287

(a)
The interest rates on floating rate securities, shown as of December 31, 2012, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $949,954 or 0.37% of the Fund's net assets as of December 31, 2012.

(c)	Zero coupon bonds reflect the effective yield on the date of purchase.
(d)	Aggregate cost for federal income tax purposes is $242,458,602.
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2012

	Shares/Units	Value (Note 1)
COMMON STOCK – (100.52%)
CONSUMER DISCRETIONARY – (1.42%)
Retailing – (1.42%)
Bed Bath & Beyond Inc. *	130,000	$7,266,350
	Total Consumer Discretionary	7,266,350
CONSUMER STAPLES – (2.97%)
Food & Staples Retailing – (2.97%)
CVS Caremark Corp.	315,500	15,254,425
	Total Consumer Staples	15,254,425
ENERGY – (3.16%)
Canadian Natural Resources Ltd. (Canada)	562,990	16,253,521
	Total Energy	16,253,521
FINANCIALS – (90.60%)
Banks – (17.87%)
Commercial Banks – (17.87%)
ICICI Bank Ltd., ADR (India)	121,697	5,307,206
SKBHC Holdings LLC *(a)	1,604	6,379,189
State Bank of India Ltd., GDR (India)	332,813	30,351,338
U.S. Bancorp	101,671	3,247,372
Wells Fargo & Co.	1,363,319	46,598,243
		91,883,348
Diversified Financials – (43.13%)
Capital Markets – (26.09%)
Ameriprise Financial, Inc.	111,554	6,986,627
Bank of New York Mellon Corp.	1,193,374	30,669,712
Brookfield Asset Management Inc., Class A (Canada)	680,090	24,925,298
Charles Schwab Corp.	95,998	1,378,531
Goldman Sachs Group, Inc.	138,492	17,666,040
Julius Baer Group Ltd. (Switzerland)	722,832	25,734,843
Oaktree Capital Group LLC, Class A	588,300	26,761,767
		134,122,818
Consumer Finance – (11.01%)
American Express Co. (b)	967,182	55,593,622
First Marblehead Corp. *	1,305,032	1,013,879
		56,607,501
Diversified Financial Services – (6.03%)
Bank of America Corp.	121,264	1,406,662
Cielo S.A. (Brazil)	236,304	6,577,272
Visa Inc., Class A	151,737	23,000,295
		30,984,229
		221,714,548
Insurance – (29.60%)
Multi-line Insurance – (10.51%)
American International Group, Inc. *	713,000	25,168,900
Loews Corp. (b)	709,245	28,901,734
		54,070,634

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (9.94%)
Markel Corp. *	67,186	$29,119,756
Progressive Corp.	1,041,565	21,977,022
		51,096,778
Reinsurance – (9.15%)
Alleghany Corp. *	75,318	25,263,164
Everest Re Group, Ltd.	197,972	21,767,021
		47,030,185
		152,197,597
	Total Financials	465,795,493
INFORMATION TECHNOLOGY – (2.37%)
Software & Services – (2.37%)
Google Inc., Class A *	17,200	12,200,218
	Total Information Technology	12,200,218
	TOTAL COMMON STOCK – (Identified cost $350,287,183)	516,770,007
	Total Investments – (100.52%) – (Identified cost $350,287,183) – (c)	516,770,007
	Liabilities Less Other Assets – (0.52%)	(2,649,915)
Net Assets – (100.00%)		$514,120,092
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

*	Non-Income producing security.
(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.
(b)	A portion of these securities is pledged to cover unfunded capital commitments at December 31, 2012.
(c)	Aggregate cost for federal income tax purposes is $355,787,877. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$205,438,865
	Unrealized depreciation	(44,456,735)
Net unrealized appreciation		$160,982,130
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (64.31%)
CONSUMER DISCRETIONARY – (8.26%)
Consumer Services – (0.16%)
School Specialty, Inc. *	575,363	$554,506
Media – (2.82%)
News Corp., Class A	371,300	9,481,146
Retailing – (5.28%)
Amazon.com, Inc. *	18,113	4,551,344
Kohl's Corp.	307,800	13,229,244
		17,780,588
	Total Consumer Discretionary	27,816,240
CONSUMER STAPLES – (3.81%)
Food & Staples Retailing – (2.39%)
Whole Foods Market, Inc.	88,000	8,036,600
Food, Beverage & Tobacco – (1.42%)
Tyson Foods, Inc., Class A	247,200	4,795,680
	Total Consumer Staples	12,832,280
ENERGY – (10.23%)
Devon Energy Corp.	226,100	11,766,244
Nabors Industries Ltd. *	710,900	10,272,505
Transocean Ltd.	278,431	12,431,944
	Total Energy	34,470,693
FINANCIALS – (10.14%)
Diversified Financials – (10.14%)
Consumer Finance – (2.85%)
ADFITECH, Inc. *	266,000	799,330
American Express Co.	153,000	8,794,440
		9,593,770
Diversified Financial Services – (7.29%)
Bank of America Corp.	857,486	9,946,838
Citigroup Inc.	368,952	14,595,757
		24,542,595
		34,136,365
	Total Financials	34,136,365
HEALTH CARE – (6.96%)
Health Care Equipment & Services – (3.76%)
Universal Health Services, Inc., Class B	261,500	12,643,525
Pharmaceuticals, Biotechnology & Life Sciences – (3.20%)
Valeant Pharmaceuticals International, Inc. (Canada)*	180,546	10,791,234
	Total Health Care	23,434,759
INDUSTRIALS – (12.29%)
Capital Goods – (9.25%)
General Electric Co.	424,200	8,903,958
Masco Corp.	524,500	8,738,170
Quanta Services, Inc. *	495,990	13,535,567
		31,177,695
Commercial & Professional Services – (3.04%)
Waste Connections, Inc.	302,750	10,229,923
	Total Industrials	41,407,618

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2012

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (4.81%)
Semiconductors & Semiconductor Equipment – (4.81%)
Fairchild Semiconductor International, Inc. *	501,897	$7,227,317
Intel Corp.	128,300	2,647,470
International Rectifier Corp. *	357,100	6,331,383
		16,206,170
	Total Information Technology	16,206,170
MATERIALS – (6.15%)
Allegheny Technologies, Inc.	193,100	5,862,516
Freeport-McMoRan Copper & Gold Inc.	195,482	6,685,484
Molycorp, Inc. *	223,900	2,113,616
United States Steel Corp.	253,700	6,055,819
	Total Materials	20,717,435
UTILITIES – (1.66%)
AES Corp.	521,700	5,582,190
	Total Utilities	5,582,190
TOTAL COMMON STOCK – (Identified cost $229,070,768)		216,603,750
CONVERTIBLE PREFERRED STOCK – (6.14%)
FINANCIALS – (2.16%)
Real Estate – (2.16%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Cum. Conv. Pfd.	274,010	7,278,390
	Total Financials	7,278,390
INDUSTRIALS – (1.61%)
Transportation – (1.61%)
Continental Airlines Finance Trust II, 6.00%, Conv. Pfd.	153,200	5,429,025
	Total Industrials	5,429,025
UTILITIES – (2.37%)
AES Trust III, 6.75%, Conv. Pfd.	158,738	7,961,695
	Total Utilities	7,961,695
TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $15,053,836)		20,669,110
CONVERTIBLE BONDS – (26.89%)
CONSUMER DISCRETIONARY – (1.64%)
Consumer Services – (1.64%)
School Specialty, Inc., Conv. Sub. Deb., 3.75%, 11/30/26	$10,900,000	5,518,125
	Total Consumer Discretionary	5,518,125
CONSUMER STAPLES – (4.40%)
Food, Beverage & Tobacco – (4.40%)
Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	12,212,000	14,829,948
	Total Consumer Staples	14,829,948

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2012

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
FINANCIALS – (6.63%)
Real Estate – (6.63%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$3,434,000	$5,822,776
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	10,140,000	11,971,537
Forest City Enterprises, Inc., Conv. Sr. Notes, 4.25%, 08/15/18	4,300,000	4,544,563
		22,338,876
	Total Financials	22,338,876
INDUSTRIALS – (3.45%)
Capital Goods – (3.45%)
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	2,819,000	11,628,375
	Total Industrials	11,628,375
INFORMATION TECHNOLOGY – (4.07%)
Semiconductors & Semiconductor Equipment – (4.07%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	11,635,000	13,692,941
	Total Information Technology	13,692,941
MATERIALS – (6.70%)
Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	6,567,000	7,186,761
Molycorp, Inc., Conv. Sr. Notes, 3.25%, 06/15/16	7,235,000	4,738,925
Molycorp, Inc., Conv. Sr. Notes, 6.00%, 09/01/17	5,548,000	5,246,327
United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	4,961,000	5,373,383
	Total Materials	22,545,396
TOTAL CONVERTIBLE BONDS – (Identified cost $88,609,064)		90,553,661
CORPORATE BONDS – (2.40%)
CONSUMER DISCRETIONARY – (0.40%)
Retailing – (0.40%)
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	1,132,000	1,358,180
	Total Consumer Discretionary	1,358,180
FINANCIALS – (0.51%)
Diversified Financials – (0.19%)
Consumer Finance – (0.19%)
ADFITECH, Inc., Sr. Bond, 8.00%, 03/15/20	1,040,991	636,096
Real Estate – (0.32%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	13,300,000	1,080,625
	Total Financials	1,716,721
HEALTH CARE – (0.32%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.32%)
Valeant Pharmaceuticals International, Inc., 144A Sr. Notes, 6.75%, 08/15/21 (Canada)(a)	1,000,000	1,077,500
	Total Health Care	1,077,500
INDUSTRIALS – (0.36%)
Capital Goods – (0.36%)
Masco Corp., Sr. Notes, 6.125%, 10/03/16	1,109,500	1,226,523
	Total Industrials	1,226,523

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2012

Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
MATERIALS – (0.81%)
Molycorp, Inc., 144A Sr. Notes, 10.00%, 06/01/20 (a)	$2,900,000	$2,711,500
Total Materials	2,711,500
TOTAL CORPORATE BONDS – (Identified cost $17,080,562)	8,090,424
Total Investments – (99.74%) – (Identified cost $349,814,230) – (c)	335,916,945
Other Assets Less Liabilities – (0.26%)	870,893
Net Assets – (100.00%)	$336,787,838

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $9,611,776 or 2.85% of the Fund's net assets as of December 31, 2012.

(b)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.
(c)	Aggregate cost for federal income tax purposes is $349,814,230. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$58,267,326
	Unrealized depreciation	(72,164,611)
Net unrealized depreciation		$(13,897,285)
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (81.58%)
FINANCIALS – (81.58%)
Real Estate – (81.58%)
Real Estate Investment Trusts (REITs) – (78.51%)
Diversified REITs – (3.29%)
Vornado Realty Trust	107,584	$8,615,327
Industrial REITs – (4.52%)
DCT Industrial Trust Inc.	877,200	5,693,028
EastGroup Properties, Inc.	114,050	6,137,031
		11,830,059
Office REITs – (17.91%)
Alexandria Real Estate Equities, Inc.	107,083	7,422,994
BioMed Realty Trust, Inc.	382,050	7,385,026
Boston Properties, Inc.	67,450	7,136,885
Brandywine Realty Trust	150,200	1,830,938
Corporate Office Properties Trust	167,038	4,172,609
Digital Realty Trust, Inc.	116,550	7,912,579
DuPont Fabros Technology Inc.	264,100	6,380,656
SL Green Realty Corp.	60,380	4,628,127
		46,869,814
Residential REITs – (20.95%)
American Campus Communities, Inc.	297,800	13,737,514
AvalonBay Communities, Inc.	60,040	8,140,823
BRE Properties, Inc.	133,000	6,760,390
Education Realty Trust, Inc.	550,240	5,854,554
Equity Residential	96,810	5,486,223
Essex Property Trust, Inc.	39,860	5,845,469
Home Properties, Inc.	42,500	2,605,675
Post Properties, Inc.	127,980	6,392,601
		54,823,249
Retail REITs – (14.62%)
CBL & Associates Properties, Inc.	182,800	3,877,188
DDR Corp.	396,070	6,202,456
Federal Realty Investment Trust	39,670	4,126,473
Kimco Realty Corp.	284,540	5,497,313
Macerich Co.	46,510	2,711,533
Simon Property Group, Inc.	83,332	13,173,956
Taubman Centers, Inc.	34,000	2,676,480
		38,265,399
Specialized REITs – (17.22%)
American Tower Corp.	59,290	4,581,338
EPR Properties	73,700	3,398,307
HCP, Inc.	59,700	2,697,246
Host Hotels & Resorts Inc.	419,050	6,566,514
LaSalle Hotel Properties	170,170	4,320,616

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2012

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Investment Trusts (REITs) – (Continued)
Specialized REITs – (Continued)
Public Storage	47,670	$6,910,243
Rayonier Inc.	175,960	9,120,007
Ventas, Inc.	115,300	7,462,216
		45,056,487
		205,460,335
Real Estate Management & Development – (3.07%)
Real Estate Operating Companies – (3.07%)
Forest City Enterprises, Inc., Class A *	498,154	8,045,187
	Total Financials	213,505,522
TOTAL COMMON STOCK – (Identified cost $186,457,494)		213,505,522
PREFERRED STOCK – (9.56%)
FINANCIALS – (9.56%)
Real Estate – (9.56%)
Real Estate Investment Trusts (REITs) – (9.56%)
Industrial REITs – (1.64%)
Prologis, Inc., 6.75%, Series M	171,000	4,298,085
Office REITs – (6.47%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Cum. Conv. Pfd.	468,943	12,456,298
Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	79,500	3,396,145
DuPont Fabros Technology Inc., 7.625%, Series B	41,000	1,091,625
		16,944,068
Retail REITs – (1.45%)
CBL & Associates Properties, Inc., 7.375%, Series D	114,160	2,871,409
Taubman Centers, Inc., 6.50%, Series J	35,620	912,763
		3,784,172
	Total Financials	25,026,325
TOTAL PREFERRED STOCK – (Identified cost $12,170,196)		25,026,325
CONVERTIBLE BONDS – (3.67%)
FINANCIALS – (3.67%)
Real Estate – (3.67%)
Real Estate Investment Trusts (REITs) – (3.12%)
Office REITs – (3.12%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$4,815,000	8,164,434
Real Estate Management & Development – (0.55%)
Real Estate Operating Companies – (0.55%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	1,040,000	1,433,250
	Total Financials	9,597,684
TOTAL CONVERTIBLE BONDS – (Identified cost $5,855,000)		9,597,684

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2012

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (5.14%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 01/02/13, dated 12/31/12, repurchase value of $5,843,058 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 04/01/42-11/01/42, total market value $5,959,860)	$5,843,000	$5,843,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/02/13, dated 12/31/12, repurchase value of $7,607,114 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/20/40-10/15/40, total market value $7,759,140)	7,607,000	7,607,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $13,450,000)	13,450,000
	Total Investments – (99.95%) – (Identified cost $217,932,690) – (b)	261,579,531
	Other Assets Less Liabilities – (0.05%)	137,909
Net Assets – (100.00%)		$261,717,440

*	Non-Income producing security.
(a)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $8,164,434 or 3.12% of the Fund's net assets as of December 31, 2012.

(b)	Aggregate cost for federal income tax purposes is $218,900,083. At December 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$43,650,011
	Unrealized depreciation	(970,563)
Net unrealized appreciation		$42,679,448
See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2012

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$370,621,871	$150,194,152	$242,458,602	$516,770,007	$335,916,945	$261,579,531
Cash	1,587	1,956	1,325	778	–	1,053
Receivables:
Capital stock sold	1,815,930	1,253,472	30,573,120	437,185	1,698,868	470,345
Dividends and interest	458,356	449,399	364,938	70,341	929,410	1,364,321
Investment securities sold	72,561	–	–	–	427,401	–
Prepaid expenses	7,131	2,542	4,862	8,553	5,602	5,290
Due from Adviser	–	–	26,400	–	–	–
Total assets	372,977,436	151,901,521	273,429,247	517,286,864	338,978,226	263,420,540
LIABILITIES:
Cash overdraft	–	–	–	–	408,941	–
Payables:
Capital stock redeemed	5,427,501	436,540	11,975,988	2,443,172	1,282,084	1,285,556
Distributions payable	–	23,921	–	–	–	–
Note payable to bank (Note 6)	–	–	–	39,000	–	–
Accrued distribution and service plan fees	176,303	54,950	–	186,052	158,255	108,291
Accrued management fees	177,961	39,791	118,333	252,286	159,452	125,208
Accrued transfer agent fees	174,755	40,459	39,139	165,681	119,514	151,160
Other accrued expenses	80,749	39,050	51,500	80,581	62,142	32,885
Total liabilities	6,037,269	634,711	12,184,960	3,166,772	2,190,388	1,703,100
NET ASSETS	$366,940,167	$151,266,810	$261,244,287	$514,120,092	$336,787,838	$261,717,440
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$160,183	$272,144	$2,612,443	$171,612	$123,594	$89,410
Additional paid-in capital	383,666,254	153,707,595	258,631,844	350,109,449	434,961,841	309,153,250
Undistributed (overdistributed) net investment income	(1,807,175)	(6,236)	–	846,914	(24,265)	2,203,302
Accumulated net realized losses from investments	(63,128,315)	(4,247,932)	–	(3,490,216)	(84,376,047)	(93,371,762)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	48,049,220	1,541,239	–	166,482,333	(13,897,285)	43,643,240
Net Assets	$366,940,167	$151,266,810	$261,244,287	$514,120,092	$336,787,838	$261,717,440

*Including:
Cost of investments	$322,571,392	$148,652,913	$242,458,602	$350,287,183	$349,814,230	$217,932,690
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	95,948,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2012

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$220,539,470	$95,887,931		$236,956,541	$426,149,269	$244,542,513	$206,496,984
Shares outstanding	9,418,607	17,269,640		236,956,541	14,015,693	8,981,807	7,060,709
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$23.42	$5.55		$1.00	$30.41	$27.23	$29.25
Maximum offering price per share (100/95.25 of net asset value)†	$24.59	$5.83	$	NA	$31.93	$28.59	$30.71

CLASS B SHARES:
Net assets	$8,546,285	$7,707,139		$11,708,442	$5,503,862	$9,710,113	$4,249,579
Shares outstanding	426,161	1,393,454		11,708,442	214,160	360,503	147,227
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$20.05	$5.53		$1.00	$25.70	$26.93	$28.86

CLASS C SHARES:
Net assets	$76,682,144	$23,672,715		$9,687,837	$50,844,050	$60,770,275	$29,102,440
Shares outstanding	3,634,076	4,264,541		9,687,837	1,916,315	2,221,146	995,022
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$21.10	$5.55		$1.00	$26.53	$27.36	$29.25

CLASS Y SHARES:
Net assets	$61,172,268	$23,999,025		$2,891,467	$31,622,911	$21,764,937	$21,868,437
Shares outstanding	2,539,469	4,286,754		2,891,467	1,015,039	795,974	738,009
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$24.09	$5.60		$1.00	$31.15	$27.34	$29.63

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2012

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$8,007,074	$–	$–	$9,514,381	$5,213,386	$5,761,240
Interest	152,433	1,535,672	504,839	48,744	4,105,597	358,717
Total income	8,159,507	1,535,672	504,839	9,563,125	9,318,983	6,119,957

Expenses:
Management fees (Note 3)	2,424,851	474,344	1,272,374	2,806,216	1,975,293	1,409,977
Custodian fees	103,669	49,845	54,850	99,416	72,326	54,981
Transfer agent fees:
Class A	372,505	103,935	127,080	527,192	323,435	306,078
Class B	39,876	20,596	7,256	28,108	31,100	19,938
Class C	152,842	40,798	6,012	113,999	84,808	61,982
Class Y	158,374	6,234	1,493	29,920	29,938	23,160
Audit fees	21,960	18,240	21,960	34,080	23,160	30,360
Legal fees	9,496	3,456	5,350	11,100	7,838	5,586
Accounting fees (Note 3)	9,000	3,000	3,996	8,496	6,996	4,500
Reports to shareholders	96,247	21,322	20,618	63,000	49,508	41,631
Directors’ fees and expenses	52,864	21,570	32,527	63,473	44,374	33,192
Registration and filing fees	65,498	47,501	51,000	72,000	57,000	58,992
Interest expense	–	–	–	1,576	–	–
Excise tax expense (Note 1)	–	–	3,756	–	–	–
Miscellaneous	13,014	15,091	10,140	23,613	17,962	16,267
Payments under distribution plan (Note 3):
Class A	515,856	188,092	–	690,108	491,849	427,934
Class B	104,857	92,564	–	60,084	118,938	42,553
Class C	830,919	262,326	–	532,438	668,343	295,468
Total expenses	4,971,828	1,368,914	1,618,412	5,164,819	4,002,868	2,832,599
Expenses paid indirectly (Note 4)	(53)	(6)	(24)	(28)	–	(18)
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,210,026)	–	–	–
Net expenses	4,971,775	1,368,908	408,362	5,164,791	4,002,868	2,832,581
Net investment income	3,187,732	166,764	96,477	4,398,334	5,316,115	3,287,376

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain:
Investment transactions	39,672,058	613,344	–	2,517,250	16,482,026	29,720,750
Foreign currency transactions	26,473	–	–	26,567	–	–
Net realized gain	39,698,531	613,344	–	2,543,817	16,482,026	29,720,750
Net change in unrealized appreciation (depreciation)	6,603,294	223,740	–	74,515,392	8,506,659	5,434,473
Net realized and unrealized gain on investments and foreign currency transactions	46,301,825	837,084	–	77,059,209	24,988,685	35,155,223
Net increase in net assets resulting from operations	$49,489,557	$1,003,848	$96,477	$81,457,543	$30,304,800	$38,442,599

*Net of foreign taxes withheld as follows	$152,948	$–	$–	$89,148	$–	$–

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2012

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$3,187,732	$166,764	$96,477	$4,398,334	$5,316,115	$3,287,376
Net realized gain from investments and foreign currency transactions	39,698,531	613,344	–	2,543,817	16,482,026	29,720,750
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,603,294	223,740	–	74,515,392	8,506,659	5,434,473
Net increase in net assets resulting from operations	49,489,557	1,003,848	96,477	81,457,543	30,304,800	38,442,599

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(2,992,972)	(1,604,321)	(84,717)	(4,735,487)	(4,258,636)	(2,290,500)
Class B	(34,815)	(69,976)	(5,800)	–	(83,354)	(2,649)
Class C	(455,640)	(205,373)	(4,969)	(102,518)	(575,359)	(86,189)
Class Y	(1,020,752)	(378,799)	(991)	(392,985)	(446,016)	(288,100)
Realized gains from investment transactions:
Class A	–	–	–	(5,865,614)	–	–
Class B	–	–	–	(87,853)	–	–
Class C	–	–	–	(778,174)	–	–
Class Y	–	–	–	(405,853)	–	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(38,829,214)	(12,259,365)	28,077,516	(8,429,484)	(43,122,101)	(2,365,768)
Class B	(4,790,904)	(3,179,582)	(3,742,244)	(1,862,197)	(4,747,872)	(628,984)
Class C	(19,480,453)	(4,828,974)	(3,908,279)	(9,493,400)	(12,400,145)	(1,431,692)
Class Y	(122,442,488)	20,315,295	393,071	983,038	(5,395,533)	333,780
Total increase (decrease) in net assets	(140,557,681)	(1,207,247)	20,820,064	50,287,016	(40,724,216)	31,682,497

NET ASSETS:
Beginning of year	507,497,848	152,474,057	240,424,223	463,833,076	377,512,054	230,034,943
End of year*	$366,940,167	$151,266,810	$261,244,287	$514,120,092	$336,787,838	$261,717,440

*Including undistributed (overdistributed) net investment income of	$(1,807,175)	$(6,236)	$–	$846,914	$(24,265)	$2,203,302

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2011

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$4,836,661	$1,896,284	$90,307	$4,136,723	$6,389,233	$3,218,598
Net realized gain from investments and foreign currency transactions	54,299,596	585,809	–	61,477,910	20,257,607	51,145,544
Net change in unrealized appreciation(depreciation) on investments and foreign currency transactions	(82,093,435)	73,821	–	(116,109,422)	(61,472,760)	(31,503,782)
Net increase (decrease) in net assets resulting from operations	(22,957,178)	2,555,914	90,307	(50,494,789)	(34,825,920)	22,860,360

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(6,337,054)	(2,491,523)	(81,598)	(6,388,858)	(5,120,289)	(2,748,100)
Class B	(210,463)	(170,440)	(4,873)	(30,581)	(118,199)	(8,315)
Class C	(1,644,660)	(449,916)	(3,206)	(365,720)	(658,529)	(134,387)
Class Y	(5,027,724)	(99,765)	(630)	(475,650)	(548,706)	(287,970)
Realized gains from investment transactions:
Class A	–	–	–	(27,473,281)	–	–
Class B	–	–	–	(550,547)	–	–
Class C	–	–	–	(4,350,142)	–	–
Class Y	–	–	–	(1,839,298)	–	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(45,855,705)	(2,713,454)	(80,145,477)	(36,482,593)	(18,194,870)	(81,152,053)
Class B	(6,588,676)	(3,001,545)	(2,216,668)	(3,175,826)	(3,793,692)	(1,833,313)
Class C	(22,767,881)	(5,709,648)	1,728,308	(6,778,300)	(9,441,628)	(5,823,452)
Class Y	2,624,601	427,629	370,963	11,234,734	(2,265,155)	(1,386,906)
Total decrease in net assets	(108,764,740)	(11,652,748)	(80,262,874)	(127,170,851)	(74,966,988)	(70,514,136)

NET ASSETS:
Beginning of year	616,262,588	164,126,805	320,687,097	591,003,927	452,479,042	300,549,079
End of year*	$507,497,848	$152,474,057	$240,424,223	$463,833,076	$377,512,054	$230,034,943

*Including undistributed (overdistributed) net investment income of	$(1,913,920)	$–	$–	$1,047,865	$(12,730)	$1,583,364

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as “junk bonds”. The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2012, the value of defaulted securities amounted to $1,080,625 (cost: $9,921,191) or 0.32% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers shares in four classes, Class A, Class B, Class C, and Class Y. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. After April 30, 2013, Class B shares of the Funds will no longer be available for purchase, except through exchanges. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be invested in Class A shares of Davis Government Money Market Fund. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, adjusting the value based on changes in an appropriate securities index and applying liquidity discounts.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer discretionary	$40,980,360	$–	$–	$7,266,350	$27,816,240	$–
Consumer staples	40,047,095	–	–	15,254,425	12,832,280	–
Energy	15,347,143	–	–	16,253,521	34,470,693	–
Financials	69,592,177	–	–	403,330,123	40,615,425	235,135,702
Health care	23,018,954	–	–	–	23,434,759	–
Industrials	44,769,176	–	–	–	41,407,618	–
Information technology	77,848,205	–	–	12,200,218	16,206,170	–
Materials	12,043,646	–	–	–	20,717,435	–
Telecommunication services	2,432,477	–	–	–	–	–
Utilities	–	–	–	–	13,543,885	–
Total Level 1	326,079,233	–	–	454,304,637	231,044,505	235,135,702

Level 2 – Other Significant
Observable Inputs:
Equity securities*:
Consumer discretionary	8,237,362	–	–	–	–	–
Consumer staples	3,147,062	–	–	–	–	–
Financials	–	–	–	56,086,181	799,330	3,396,145
Industrials	9,292,214	–	–	–	5,429,025	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	144,369,152	–	–	–	–
Short-term	–	–	146,510,602	–	–	–
Convertible debt securities	–	–	–	–	90,553,661	9,597,684
Corporate debt securities	–	–	–	–	8,090,424	–
Short-term securities	23,866,000	5,825,000	95,948,000	–	–	13,450,000
Total Level 2	44,542,638	150,194,152	242,458,602	56,086,181	104,872,440	26,443,829

Level 3 – Significant Unobservable
Inputs:
Equity securities:
Financials	–	–	–	6,379,189	–	–
Total Level 3	–	–	–	6,379,189	–	–
Total Investments	$370,621,871	$150,194,152	$242,458,602	$516,770,007	$335,916,945	$261,579,531

Level 1 to Level 2 Transfers**:
Consumer discretionary	$8,237,362	$–	$–	$–	$–	$–
Consumer staples	939,644	–	–	–	–	–
Financials	–	–	–	56,086,181	–	–
Industrials	9,292,214	–	–	–	–	–
Total	$18,469,220	$–	$–	$56,086,181	$–	$–
Level 2 to Level 1 Transfers**:
Financials	$7,463,863	$–	$–	$26,761,767	$–	$–

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges and the initial public offering of an investment triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2012:

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund
Investment Securities:
Beginning balance	$662,766	$7,811,007	$1,250,200
Net realized loss	(17,371,319)	(13,924,031)	–
Decrease in unrealized depreciation	16,708,553	12,492,213	–
Transfers out of Level 3 into Level 2	–	–	(1,250,200)
Ending balance	$–	$6,379,189	$–

Decrease in unrealized depreciation during the period on Level 3 securities still held at December 31, 2012 and included in the change in net assets for the year	$–	$33,053	$–

Transfers of investments into or out of Level 3 of the fair value hierarchy represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Davis Financial Fund
Assets Table Investments at Value:
Equity securities:
Fair value at December 31, 2012	$6,379,189

Valuation technique	Index-based value adjustment with liquidity discount
Unobservable input	Discount rate
Amount	25%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment. Generally, an increase in discount rates would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2011 federal excise tax liability of $3,756 during the year ended December 31, 2012. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

The Regulated Investment Company Modernization Act of 2010 requires that capital loss carryforwards with no expiration, if any, be utilized before capital loss carryforwards with expiration dates. At December 31, 2012, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
			Davis
	Davis	Davis	Appreciation	Davis
	Opportunity	Government	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund
Pre-Enactment
Expiring
12/31/2013	$–	$403,000	$–	$–
12/31/2014	–	304,000	–	–
12/31/2015	–	136,000	–	–
12/31/2016	–	–	–	–
12/31/2017	57,361,000	355,000	53,041,000	92,404,000
12/31/2018	–	625,000	31,335,000	–

Post-Enactment
No Expiration
Short-term	–	1,553,000	–	–
Long-term	–	871,000	–	–
Total	$57,361,000	$4,247,000	$84,376,000	$92,404,000

Utilized in 2012	$36,950,000	$–	$16,434,000	$17,769,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2012, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,423,192, an increase in accumulated net realized losses from investments and foreign currency transactions of $1,342,308, and a decrease in additional paid-in capital of $80,884; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,085,469, an increase in accumulated net realized losses from investment transactions of $830,544, and a decrease in additional paid-in capital of $1,254,925; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $631,705 and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions; for Davis Appreciation & Income Fund, amounts have been reclassified to reflect an decrease in overdistributed net investment income of $35,715 and a corresponding decrease in additional paid-in capital. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2012	$4,504,179	$–	$–	$4,504,179
2011	13,219,901	–	–	13,219,901

Davis Government Bond Fund
2012	2,258,469	–	–	2,258,469
2011	3,211,644	–	–	3,211,644

Davis Government Money Market Fund
2012	96,477	–	–	96,477
2011	90,307	–	–	90,307

Davis Financial Fund
2012	5,230,990	7,137,494	–	12,368,484
2011	7,260,809	34,213,268	–	41,474,077

Davis Appreciation & Income Fund
2012	5,363,365	–	–	5,363,365
2011	6,445,723	–	–	6,445,723

Davis Real Estate Fund
2012	2,667,438	–	–	2,667,438
2011	3,178,772	–	–	3,178,772

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$1,002,605	$–	$880,226	$–	$2,220,110
Accumulated net realized losses from investments and foreign currency transactions	(57,360,591)	(4,247,932)	–	(84,376,047)	(92,404,368)
Undistributed long-term capital gain	–	–	2,010,480	–	–
Net unrealized appreciation (depreciation) on investments	39,502,785	1,541,239	160,981,640	(13,897,285)	42,675,848
Total	$(16,855,201)	$(2,706,693)	$163,872,346	$(98,273,332)	$(47,508,410)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate a fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2012, unfunded capital commitments in Davis Financial Fund amounted to $7,581,308.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2012 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$81,333,813	$97,714,409	$48,887,606	$39,892,143	$120,819,631
Proceeds from sales	266,283,283	42,014,217	110,946,338	106,156,204	131,428,007

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million. The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund’s expenses such that net investment income will not be less than zero until May 1, 2013. During the year ended December 31, 2012, such waivers and reimbursements amounted to $1,210,026. The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2012
			Davis
	Davis	Davis	Government		Davis
	Opportunity	Government	Money	Davis	Appreciation	Davis Real
	Fund	Bond Fund	Market Fund	Financial Fund	& Income Fund	Estate Fund
Transfer agent fees paid to Adviser	$35,787	$12,476	$13,977	$60,627	$48,992	$34,987
Accounting fees paid to Adviser	9,000	3,000	3,996	8,496	6,996	4,500

Distribution Plan Fees - The Funds have adopted separate Distribution Plans (“12B-1 Plans”) for Class A, Class B, and Class C shares. Under the 12B-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers.  Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12B-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12B-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended December 31, 2012
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$78,859	$69,532	$45,245	$89,345	$32,001
Class C	623,189	196,745	399,328	501,257	221,601

Service fees:
Class A	515,856	188,092	690,108	491,849	427,934
Class B	25,998	23,032	14,839	29,593	10,552
Class C	207,730	65,581	133,110	167,086	73,867

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12B-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value.

Class B and Class C shares of the Funds are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2012
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$10,805	$5,523	$25,047	$9,415	$33,696
Class A commissions re-allowed to investment dealers	58,560	27,937	142,690	51,052	187,527
Total commissions earned on sales of Class A	$69,365	$33,460	$167,737	$60,467	$221,223

Commission advances by the Distributor on the sale of:
Class B	$6,889	$7,861	$10,350	$11,923	$28,731
Class C	13,454	9,551	43,131	19,011	32,122

CDSCs received by the Distributor from:
Class B	10,734	20,005	13,057	23,082	4,991
Class C	2,963	460	6,890	1,931	3,757

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $53, $6, $24, $28, and $18 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2012. There were no reductions for Davis Appreciation & Income Fund during the year ended December 31, 2012.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 5 - CAPITAL STOCK

At December 31, 2012, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

Class A	Year ended December 31, 2012
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	845,093	2,393,736	361,512,312	2,766,323	1,078,145	1,050,086
Shares issued in reinvestment of distributions	116,445	273,799	83,981	231,315	115,062	66,763
	961,538	2,667,535	361,596,293	2,997,638	1,193,207	1,116,849
Shares redeemed	(2,682,066)	(4,870,309)	(333,518,777)	(3,319,094)	(2,768,866)	(1,199,771)
Net increase (decrease)	(1,720,528)	(2,202,774)	28,077,516	(321,456)	(1,575,659)	(82,922)

Proceeds from shares sold	$19,138,452	$13,306,363	$361,512,312	$82,446,481	$29,269,538	$29,375,934
Proceeds from shares issued in reinvestment of distributions	2,759,740	1,524,514	83,981	7,096,395	3,134,507	1,918,543
	21,898,192	14,830,877	361,596,293	89,542,876	32,404,045	31,294,477
Cost of shares redeemed	(60,727,406)	(27,090,242)	(333,518,777)	(97,972,360)	(75,526,146)	(33,660,245)
Net increase (decrease)	$(38,829,214)	$(12,259,365)	$28,077,516	$(8,429,484)	$(43,122,101)	$(2,365,768)

Class A	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,272,877	7,983,882	459,559,535	1,672,284	2,248,636	821,956
Shares issued in reinvestment of distributions	279,998	422,698	81,089	858,270	148,617	94,427
	1,552,875	8,406,580	459,640,624	2,530,554	2,397,253	916,383
Shares redeemed	(3,564,684)	(8,896,672)	(539,786,101)	(3,555,475)	(3,138,743)	(4,310,475)
Net decrease	(2,011,809)	(490,092)	(80,145,477)	(1,024,921)	(741,490)	(3,394,092)

Proceeds from shares sold	$28,255,228	$44,825,388	$459,559,535	$51,349,444	$64,008,109	$20,133,972
Proceeds from shares issued in reinvestment of distributions	5,879,961	2,372,327	81,089	22,383,679	3,962,511	2,310,049
	34,135,189	47,197,715	459,640,624	73,733,123	67,970,620	22,444,021
Cost of shares redeemed	(79,990,894)	(49,911,169)	(539,786,101)	(110,215,716)	(86,165,490)	(103,596,074)
Net decrease	$(45,855,705)	$(2,713,454)	$(80,145,477)	$(36,482,593)	$(18,194,870)	$(81,152,053)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended December 31, 2012
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	23,421	258,918	1,161,232	13,603	27,405	45,001
Shares issued in reinvestment of distributions	1,652	10,338	5,455	3,204	2,701	82
	25,073	269,256	1,166,687	16,807	30,106	45,083
Shares redeemed	(273,326)	(842,360)	(4,908,931)	(92,646)	(208,028)	(68,035)
Net decrease	(248,253)	(573,104)	(3,742,244)	(75,839)	(177,922)	(22,952)

Proceeds from shares sold	$451,601	$1,433,739	$1,161,232	$332,882	$733,532	$1,248,449
Proceeds from shares issued in reinvestment of distributions	33,557	57,421	5,455	83,111	72,735	2,337
	485,158	1,491,160	1,166,687	415,993	806,267	1,250,786
Cost of shares redeemed	(5,276,062)	(4,670,742)	(4,908,931)	(2,278,190)	(5,554,139)	(1,879,770)
Net decrease	$(4,790,904)	$(3,179,582)	$(3,742,244)	$(1,862,197)	$(4,747,872)	$(628,984)

Class B	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	39,326	736,725	4,014,015	28,244	137,843	36,744
Shares issued in reinvestment of distributions	11,142	26,095	4,625	25,037	3,966	316
	50,468	762,820	4,018,640	53,281	141,809	37,060
Shares redeemed	(389,327)	(1,300,062)	(6,235,308)	(170,423)	(281,995)	(111,459)
Net decrease	(338,859)	(537,242)	(2,216,668)	(117,142)	(140,186)	(74,399)

Proceeds from shares sold	$746,599	$4,125,563	$4,014,015	$771,726	$3,873,026	$884,158
Proceeds from shares issued in reinvestment of distributions	200,450	146,050	4,625	554,064	103,051	7,570
	947,049	4,271,613	4,018,640	1,325,790	3,976,077	891,728
Cost of shares redeemed	(7,535,725)	(7,273,158)	(6,235,308)	(4,501,616)	(7,769,769)	(2,725,041)
Net decrease	$(6,588,676)	$(3,001,545)	$(2,216,668)	$(3,175,826)	$(3,793,692)	$(1,833,313)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended December 31, 2012
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	119,583	1,083,233	3,581,904	214,025	123,140	177,541
Shares issued in reinvestment of distributions	20,385	32,007	4,601	31,382	19,336	2,878
	139,968	1,115,240	3,586,505	245,407	142,476	180,419
Shares redeemed	(1,100,959)	(1,984,255)	(7,494,784)	(621,438)	(600,709)	(228,685)
Net decrease	(960,991)	(869,015)	(3,908,279)	(376,031)	(458,233)	(48,266)

Proceeds from shares sold	$2,446,377	$6,023,343	$3,581,904	$5,502,620	$3,355,527	$4,955,984
Proceeds from shares issued in reinvestment of distributions	435,627	178,389	4,601	840,414	528,577	82,641
	2,882,004	6,201,732	3,586,505	6,343,034	3,884,104	5,038,625
Cost of shares redeemed	(22,362,457)	(11,030,706)	(7,494,784)	(15,836,434)	(16,284,249)	(6,470,317)
Net decrease	$(19,480,453)	$(4,828,974)	$(3,908,279)	$(9,493,400)	$(12,400,145)	$(1,431,692)

Class C	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	216,426	1,826,413	12,133,901	342,475	392,251	90,891
Shares issued in reinvestment of distributions	82,522	69,236	3,010	195,375	23,017	5,318
	298,948	1,895,649	12,136,911	537,850	415,268	96,209
Shares redeemed	(1,417,564)	(2,915,948)	(10,408,603)	(774,974)	(763,404)	(337,304)
Net increase (decrease)	(1,118,616)	(1,020,299)	1,728,308	(237,124)	(348,136)	(241,095)

Proceeds from shares sold	$4,318,363	$10,261,979	$12,133,901	$9,517,299	$10,978,346	$2,238,645
Proceeds from shares issued in reinvestment of distributions	1,562,150	388,653	3,010	4,458,451	608,181	129,366
	5,880,513	10,650,632	12,136,911	13,975,750	11,586,527	2,368,011
Cost of shares redeemed	(28,648,394)	(16,360,280)	(10,408,603)	(20,754,050)	(21,028,155)	(8,191,463)
Net increase (decrease)	$(22,767,881)	$(5,709,648)	$1,728,308	$(6,778,300)	$(9,441,628)	$(5,823,452)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2012

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended December 31, 2012
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,657,179	3,949,648	1,179,368	287,055	108,948	171,593
Shares issued in reinvestment of distributions	40,662	66,706	991	24,802	15,388	9,621
	1,697,841	4,016,354	1,180,359	311,857	124,336	181,214
Shares redeemed	(7,053,348)	(407,665)	(787,288)	(282,426)	(323,127)	(168,878)
Net increase (decrease)	(5,355,507)	3,608,689	393,071	29,431	(198,791)	12,336

Proceeds from shares sold	$38,511,712	$22,224,168	$1,179,368	$8,665,647	$2,964,739	$4,859,467
Proceeds from shares issued in reinvestment of distributions	991,346	374,035	991	779,530	421,265	280,172
	39,503,058	22,598,203	1,180,359	9,445,177	3,386,004	5,139,639
Cost of shares redeemed	(161,945,546)	(2,282,908)	(787,288)	(8,462,139)	(8,781,537)	(4,805,859)
Net increase (decrease)	$(122,442,488)	$20,315,295	$393,071	$983,038	$(5,395,533)	$333,780

Class Y	Year ended December 31, 2011
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	6,361,278	907,893	1,225,124	609,801	462,903	177,140
Shares issued in reinvestment of distributions	225,999	16,662	630	84,297	19,011	11,384
	6,587,277	924,555	1,225,754	694,098	481,914	188,524
Shares redeemed	(6,596,097)	(850,243)	(854,791)	(354,708)	(581,862)	(243,798)
Net increase (decrease)	(8,820)	74,312	370,963	339,390	(99,948)	(55,274)

Proceeds from shares sold	$148,508,858	$5,137,234	$1,225,124	$20,076,520	$13,481,404	$4,400,140
Proceeds from shares issued in reinvestment of distributions	4,879,322	94,181	630	2,250,738	509,190	280,218
	153,388,180	5,231,415	1,225,754	22,327,258	13,990,594	4,680,358
Cost of shares redeemed	(150,763,579)	(4,803,786)	(854,791)	(11,092,524)	(16,255,749)	(6,067,264)
Net increase (decrease)	$2,624,601	$427,629	$370,963	$11,234,734	$(2,265,155)	$(1,386,906)

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. At December 31, 2012, Davis Financial Fund had borrowings outstanding of $39,000. During the year ended December 31, 2012, the average daily loan balance was $110,467 at an average interest rate of 1.40%. Davis Financial Fund had gross borrowings of $15,582,000 and gross repayments of $17,904,000 during the year ended December 31, 2012. The maximum amount of borrowings outstanding at any month end was $1,515,000 during the year ended December 31, 2012. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2012.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Financial Fund amounted to $6,379,189 or 1.24% of the Fund’s net assets as of December 31, 2012. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2012
Davis Financial Fund	SKBHC Holdings LLC	11/08/10	1,604	$4,867.13	$3,977.70

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2012	$21.16	$0.19d	$2.39	$2.58
Year ended December 31, 2011	$22.57	$0.20d	$(1.02)	$(0.82)
Year ended December 31, 2010	$20.08	$0.24d	$2.54	$2.78
Year ended December 31, 2009	$13.92	$0.09d	$6.15	$6.24
Year ended December 31, 2008	$25.19	$0.09d	$(11.35)	$(11.26)
Davis Opportunity Fund Class B:
Year ended December 31, 2012	$18.13	$(0.03)d	$2.03	$2.00
Year ended December 31, 2011	$19.34	$(0.01)d	$(0.88)	$(0.89)
Year ended December 31, 2010	$17.21	$0.05d	$2.17	$2.22
Year ended December 31, 2009	$12.00	$(0.05)d	$5.26	$5.21
Year ended December 31, 2008	$21.89	$(0.07)d	$(9.82)	$(9.89)
Davis Opportunity Fund Class C:
Year ended December 31, 2012	$19.08	$0.01d	$2.14	$2.15
Year ended December 31, 2011	$20.34	$0.02d	$(0.92)	$(0.90)
Year ended December 31, 2010	$18.10	$0.07d	$2.29	$2.36
Year ended December 31, 2009	$12.60	$(0.03)d	$5.53	$5.50
Year ended December 31, 2008	$22.97	$(0.05)d	$(10.32)	$(10.37)
Davis Opportunity Fund Class Y:
Year ended December 31, 2012	$21.77	$0.24d	$2.47	$2.71
Year ended December 31, 2011	$23.22	$0.27d	$(1.06)	$(0.79)
Year ended December 31, 2010	$20.65	$0.30d	$2.63	$2.93
Year ended December 31, 2009	$14.31	$0.15d	$6.33	$6.48
Year ended December 31, 2008	$25.94	$0.17d	$(11.73)	$(11.56)
Davis Government Bond Fund Class A:
Year ended December 31, 2012	$5.60	$0.02d	$0.02	$0.04
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Year ended December 31, 2010	$5.66	$0.15	$(0.04)	$0.11
Year ended December 31, 2009	$5.65	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.60	$0.19	$0.05	$0.24
Davis Government Bond Fund Class B:
Year ended December 31, 2012	$5.58	$(0.03)d	$0.02	$(0.01)
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.65	$0.10	$(0.05)	$0.05
Year ended December 31, 2009	$5.64	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.58	$0.15	$0.06	$0.21
Davis Government Bond Fund Class C:
Year ended December 31, 2012	$5.60	$(0.03)d	$0.02	$(0.01)
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.66	$0.10	$(0.04)	$0.06
Year ended December 31, 2009	$5.65	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.60	$0.15	$0.05	$0.20

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%
$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%
$(0.29)	$–	$–	$(0.29)	$22.57	13.92%e	$296,880	1.05%	1.05%	1.18%	24%
$(0.08)	$–	$–	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24%
$–	$–	$(0.01)	$(0.01)	$13.92	(44.71)%	$266,525	1.15%	1.15%	0.47%	29%

$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%
$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%
$(0.09)	$–	$–	$(0.09)	$19.34	12.91%e	$19,593	1.99%	1.99%	0.24%	24%
$–	$–	$–	$–	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24%
$–	$–	$–	$–	$12.00	(45.18)%	$21,951	2.00%	2.00%	(0.38)%	29%

$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%
$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%
$(0.12)	$–	$–	$(0.12)	$20.34	13.06%e	$116,235	1.84%	1.84%	0.39%	24%
$–	$–	$–	$–	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24%
$–	$–	$–	$–	$12.60	(45.15)%	$119,676	1.91%	1.91%	(0.29)%	29%

$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%
$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%
$(0.36)	$–	$–	$(0.36)	$23.22	14.31%e	$183,554	0.75%	0.75%	1.48%	24%
$(0.14)	$–	$–	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24%
$–	$–	$(0.07)	$(0.07)	$14.31	(44.54)%	$42,119	0.85%	0.85%	0.77%	29%

$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%
$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%
$(0.15)	$–	$–	$(0.15)	$5.62	1.95%	$112,118	0.75%	0.75%	2.00%	33%
$(0.18)	$–	$–	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	48%
$(0.19)	$–	$–	$(0.19)	$5.65	4.38%	$91,852	0.87%	0.87%	3.29%	67%

$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%
$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%
$(0.10)	$–	$–	$(0.10)	$5.60	0.84%	$14,021	1.65%	1.65%	1.10%	33%
$(0.13)	$–	$–	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	48%
$(0.15)	$–	$–	$(0.15)	$5.64	3.77%	$16,442	1.69%	1.69%	2.47%	67%

$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%
$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%
$(0.10)	$–	$–	$(0.10)	$5.62	1.10%	$34,572	1.56%	1.56%	1.19%	33%
$(0.13)	$–	$–	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	48%
$(0.15)	$–	$–	$(0.15)	$5.65	3.63%	$39,261	1.63%	1.63%	2.53%	67%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2012	$5.64	$0.03d	$0.03	$0.06
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Year ended December 31, 2010	$5.70	$0.16	$(0.04)	$0.12
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.64	$0.20	$0.05	$0.25
Davis Government Money Market Fund Class A, B, C, and Y:
Year ended December 31, 2012	$1.000	$–f	$–	$–f
Year ended December 31, 2011	$1.000	$–f	$–	$–f
Year ended December 31, 2010	$1.000	$–f	$–	$–f
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Year ended December 31, 2008	$1.000	$0.022	$–	$0.022
Davis Financial Fund Class A:
Year ended December 31, 2012	$26.36	$0.28d	$4.51	$4.79
Year ended December 31, 2011	$31.76	$0.27d	$(3.17)	$(2.90)
Year ended December 31, 2010	$28.76	$0.23d	$3.00	$3.23
Year ended December 31, 2009	$19.72	$0.12d	$8.96	$9.08
Year ended December 31, 2008	$40.71	$0.16d	$(19.02)	$(18.86)
Davis Financial Fund Class B:
Year ended December 31, 2012	$22.35	$(0.05)d	$3.81	$3.76
Year ended December 31, 2011	$27.27	$(0.06)d	$(2.72)	$(2.78)
Year ended December 31, 2010	$24.79	$(0.08)d	$2.56	$2.48
Year ended December 31, 2009	$17.17	$(0.11)d	$7.73	$7.62
Year ended December 31, 2008	$36.03	$(0.14)d	$(16.75)	$(16.89)
Davis Financial Fund Class C:
Year ended December 31, 2012	$23.06	$0.01d	$3.92	$3.93
Year ended December 31, 2011	$28.05	$(0.01)d	$(2.78)	$(2.79)
Year ended December 31, 2010	$25.44	$(0.03)d	$2.64	$2.61
Year ended December 31, 2009	$17.58	$(0.08)d	$7.94	$7.86
Year ended December 31, 2008	$36.77	$(0.11)d	$(17.11)	$(17.22)
Davis Financial Fund Class Y:
Year ended December 31, 2012	$27.00	$0.34d	$4.62	$4.96
Year ended December 31, 2011	$32.48	$0.30d	$(3.22)	$(2.92)
Year ended December 31, 2010	$29.40	$0.25d	$3.09	$3.34
Year ended December 31, 2009	$20.16	$0.14d	$9.16	$9.30
Year ended December 31, 2008	$41.57	$0.20d	$(19.44)	$(19.24)
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2012	$25.54	$0.44d	$1.71	$2.15
Year ended December 31, 2011	$28.08	$0.45d	$(2.53)	$(2.08)
Year ended December 31, 2010	$23.70	$0.40d	$4.38	$4.78
Year ended December 31, 2009	$16.15	$0.38d	$7.58	$7.96
Year ended December 31, 2008	$28.21	$0.54d	$(12.06)	$(11.52)

							Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%
$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%
$(0.16)	$–	$–	$(0.16)	$5.66	2.11%	$3,416	0.58%	0.58%	2.17%	33%
$(0.18)	$–	$–	$(0.18)	$5.70	3.44%	$3,032	0.64%	0.64%	2.86%	48%
$(0.20)	$–	$–	$(0.20)	$5.69	4.43%	$1,626	0.82%	0.82%	3.34%	67%

$–f	$–	$–	$–f	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$–f	$–	$–	$–f	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$–f	$–	$–	$–f	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$–	$–	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$–	$–	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA

$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%
$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%
$(0.23)	$–	$–	$(0.23)	$31.76	11.25%	$487,948	0.95%	0.95%	0.79%	2%
$(0.04)	$–	$–	$(0.04)	$28.76	46.02%g	$584,626	1.05%	1.05%	0.51%	9%
$(0.16)	$(1.97)	$–	$(2.13)	$19.72	(45.62)%	$425,854	1.06%	1.06%	0.50%	9%

$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%
$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%
$–	$–	$–	$–	$27.27	10.00%	$11,103	2.07%	2.07%	(0.33)%	2%
$–	$–	$–	$–	$24.79	44.38%g	$14,397	2.19%	2.19%	(0.63)%	9%
$–	$(1.97)	$–	$(1.97)	$17.17	(46.13)%	$14,236	2.08%	2.08%	(0.52)%	9%

$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%
$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%
$–	$–	$–	$–	$28.05	10.26%	$70,964	1.86%	1.86%	(0.12)%	2%
$–	$–	$–	$–	$25.44	44.71%g	$74,530	1.95%	1.95%	(0.39)%	9%
$–	$(1.97)	$–	$(1.97)	$17.58	(46.09)%	$58,474	1.94%	1.94%	(0.38)%	9%

$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%
$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%
$(0.26)	$–	$–	$(0.26)	$32.48	11.37%	$20,989	0.86%	0.86%	0.88%	2%
$(0.06)	$–	$–	$(0.06)	$29.40	46.13%g	$15,478	0.95%	0.95%	0.61%	9%
$(0.20)	$(1.97)	$–	$(2.17)	$20.16	(45.56)%	$8,958	0.97%	0.97%	0.59%	9%

$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%
$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%
$(0.40)	$–	$–	$(0.40)	$28.08	20.34%	$317,324	0.94%	0.94%	1.58%	20%
$(0.41)	$–	$–	$(0.41)	$23.70	49.68%	$275,411	1.06%	1.06%	1.98%	15%
$(0.54)	$–	$–	$(0.54)	$16.15	(41.43)%	$227,940	1.07%	1.07%	2.24%	28%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2012	$25.27	$0.19d	$1.68	$1.87
Year ended December 31, 2011	$27.78	$0.19d	$(2.49)	$(2.30)
Year ended December 31, 2010	$23.44	$0.16d	$4.35	$4.51
Year ended December 31, 2009	$15.98	$0.20d	$7.49	$7.69
Year ended December 31, 2008	$27.90	$0.33d	$(11.92)	$(11.59)
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2012	$25.67	$0.23d	$1.70	$1.93
Year ended December 31, 2011	$28.22	$0.22d	$(2.53)	$(2.31)
Year ended December 31, 2010	$23.81	$0.19d	$4.42	$4.61
Year ended December 31, 2009	$16.24	$0.23d	$7.59	$7.82
Year ended December 31, 2008	$28.34	$0.35d	$(12.10)	$(11.75)
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2012	$25.65	$0.50d	$1.71	$2.21
Year ended December 31, 2011	$28.21	$0.51d	$(2.55)	$(2.04)
Year ended December 31, 2010	$23.80	$0.44d	$4.43	$4.87
Year ended December 31, 2009	$16.22	$0.44d	$7.60	$8.04
Year ended December 31, 2008	$28.33	$0.61d	$(12.11)	$(11.50)
Davis Real Estate Fund Class A:
Year ended December 31, 2012	$25.31	$0.39d	$3.87	$4.26
Year ended December 31, 2011	$23.38	$0.31d	$1.94	$2.25
Year ended December 31, 2010	$19.79	$0.30d	$3.65	$3.95
Year ended December 31, 2009	$15.29	$0.39d	$4.35	$4.74
Year ended December 31, 2008	$30.50	$0.42d	$(14.70)	$(14.28)
Davis Real Estate Fund Class B:
Year ended December 31, 2012	$24.98	$0.07d	$3.83	$3.90
Year ended December 31, 2011	$23.08	$0.03d	$1.91	$1.94
Year ended December 31, 2010	$19.55	$0.08d	$3.57	$3.65
Year ended December 31, 2009	$15.13	$0.22d	$4.32	$4.54
Year ended December 31, 2008	$30.29	$0.21d	$(14.63)	$(14.42)
Davis Real Estate Fund Class C:
Year ended December 31, 2012	$25.31	$0.16d	$3.86	$4.02
Year ended December 31, 2011	$23.38	$0.10d	$1.95	$2.05
Year ended December 31, 2010	$19.80	$0.12d	$3.64	$3.76
Year ended December 31, 2009	$15.32	$0.27d	$4.36	$4.63
Year ended December 31, 2008	$30.63	$0.24d	$(14.79)	$(14.55)
Davis Real Estate Fund Class Y:
Year ended December 31, 2012	$25.64	$0.46d	$3.93	$4.39
Year ended December 31, 2011	$23.69	$0.36d	$1.98	$2.34
Year ended December 31, 2010	$20.05	$0.33d	$3.75	$4.08
Year ended December 31, 2009	$15.46	$0.46d	$4.41	$4.87
Year ended December 31, 2008	$30.82	$0.50d	$(14.85)	$(14.35)
a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Per share calculations were based on average shares outstanding for the period.

							Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%
$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%
$(0.17)	$–	$–	$(0.17)	$27.78	19.31%	$18,850	1.85%	1.85%	0.67%	20%
$(0.23)	$–	$–	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15%
$(0.33)	$–	$–	$(0.33)	$15.98	(41.92)%	$16,891	1.93%	1.93%	1.38%	28%

$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%
$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%
$(0.20)	$–	$–	$(0.20)	$28.22	19.43%	$85,427	1.76%	1.76%	0.76%	20%
$(0.25)	$–	$–	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15%
$(0.35)	$–	$–	$(0.35)	$16.24	(41.85)%	$79,699	1.87%	1.87%	1.44%	28%

$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%
$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%
$(0.46)	$–	$–	$(0.46)	$28.21	20.66%	$30,878	0.73%	0.73%	1.79%	20%
$(0.46)	$–	$–	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15%
$(0.61)	$–	$–	$(0.61)	$16.22	(41.25)%	$49,314	0.79%	0.79%	2.52%	28%

$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%
$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%
$(0.36)	$–	$–	$(0.36)	$23.38	20.09%	$246,372	1.11%	1.11%	1.36%	43%
$(0.24)	$–	$–	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	64%
$(0.09)	$(0.51)	$(0.33)	$(0.93)	$15.29	(46.89)%	$202,878	1.23%	1.23%	1.62%	44%

$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%
$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%
$(0.12)	$–	$–	$(0.12)	$23.08	18.73%	$5,645	2.20%	2.20%	0.27%	43%
$(0.12)	$–	$–	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	64%
$(0.05)	$(0.51)	$(0.18)	$(0.74)	$15.13	(47.41)%	$7,581	2.13%	2.13%	0.72%	44%

$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%
$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%
$(0.18)	$–	$–	$(0.18)	$23.38	19.07%	$30,034	1.92%	1.92%	0.55%	43%
$(0.15)	$–	$–	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	64%
$(0.05)	$(0.51)	$(0.20)	$(0.76)	$15.32	(47.33)%	$28,789	2.00%	2.00%	0.85%	44%

$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%
$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%
$(0.44)	$–	$–	$(0.44)	$23.69	20.52%	$18,498	0.77%	0.77%	1.70%	43%
$(0.28)	$–	$–	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	64%
$(0.10)	$(0.51)	$(0.40)	$(1.01)	$15.46	(46.75)%	$29,282	0.89%	0.89%	1.96%	44%
e
Davis Opportunity Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

f	Less than $0.0005 per share.
g
Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance, adding approximately 1% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 25, 2013

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2013, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2012. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2012 with their 2012 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2012, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$4,504,179	$5,230,990	$5,363,365	$2,667,438
Income qualifying for corporate dividends-received deduction	$4,504,179	$5,230,990	$4,606,929	$35,108
	100%	100%	86%	1%
Qualified dividend income	$4,504,179	$5,230,990	$4,823,180	$55,701
	100%	100%	90%	2%
Long-term capital gain distributions	$–	$7,137,494	$–	$–

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since August 2011; former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT) 2002-2007.	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Co., N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2012 and December 31, 2011 were $149,760 and $147,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2012 and December 31, 2011 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2012 and December 31, 2011 were $39,930 and $38,720, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2012 and December 31, 2011 were $6,638 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independentt accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2012 and December 31, 2011.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 11, 2013

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 11, 2013